                                                                   EXHIBIT 10.27

                                                                  CONFORMED COPY



                                  $500,000,000



                                CREDIT AGREEMENT


                                  dated as of


                                October 29, 1996


                                     among


                                UNUM CORPORATION


                            The BANKS Listed Herein


                                      and


                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                                    as Agent

                             TABLE OF CONTENTS*

                                                                      Page
                                                                      ----
                                   ARTICLE I

                                  DEFINITIONS
           SECTION 1.01.  Definitions................................   1
                          -----------
           SECTION 1.02.  Accounting Terms and Determinations........  16
                          -----------------------------------
           SECTION 1.03.  Types of Borrowings........................  17
                          -------------------
           SECTION 1.04.  Basis for Ratings..........................  17
                          -----------------
           SECTION 1.05.  Split Ratings..............................  17
                          -------------

                                  ARTICLE II

                                 THE CREDITS

           SECTION 2.01.  Commitments to Lend........................  18
                          -------------------
           SECTION 2.02.  Notice of Committed Borrowing..............  18
                          -----------------------------
           SECTION 2.03.  Money Market Borrowings....................  19
                          -----------------------
           SECTION 2.04.  Notice to Banks; Funding of Loans..........  23
                          ---------------------------------
           SECTION 2.05.  Notes......................................  24
                          -----
           SECTION 2.06.  Maturity of Loans..........................  25
                          -----------------
           SECTION 2.07.  Interest Rates.............................  25
                          --------------
           SECTION 2.08.  Fees.......................................  29
                          ----
           SECTION 2.09.  Optional Termination or Reduction of
                          ------------------------------------
                          Commitments................................  29
                          -----------
           SECTION 2.10.  Mandatory Termination of Commitments.......  30
                          ------------------------------------
           SECTION 2.11.  Optional Prepayments.......................  30
                          --------------------
           SECTION 2.12.  General Provisions as to Payments..........  30
                          ---------------------------------
           SECTION 2.13.  Funding Losses.............................  31
                          --------------
           SECTION 2.14.  Computation of Interest and Fees...........  31
                          --------------------------------
           SECTION 2.15.  Withholding Tax Exemption..................  32
                          -------------------------
           SECTION 2.16.  Regulation D Compensation..................  32
                          -------------------------

*The Table of Contents is not a part of this Agreement.

                                                                     Page
                                                                     ----
                                   ARTICLE III

                                   CONDITIONS
           SECTION 3.01.  Effectiveness..............................  33
                          -------------
           SECTION 3.02.  Borrowings.................................  34
                          ----------

                                     ARTICLE IV

                            REPRESENTATIONS AND WARRANTIES

           SECTION 4.01.  Corporate Existence and Power..............  35
                          -----------------------------
           SECTION 4.02.  Corporate and Governmental Authorization;
                          -----------------------------------------
                          No Contravention...........................  35
                          ----------------
           SECTION 4.03.  Binding Effect.............................  36
                          --------------
           SECTION 4.04.  Financial Information......................  36
                          ---------------------
           SECTION 4.05.  Litigation.................................  38
                          ----------
           SECTION 4.06.  Compliance with ERISA......................  38
                          ---------------------
           SECTION 4.07.  Taxes......................................  39
                          -----
           SECTION 4.08.  Subsidiaries...............................  39
                          ------------
           SECTION 4.09.  Not an Investment Company..................  39
                          -------------------------
           SECTION 4.10.  Full Disclosure............................  39
                          ---------------

                                    ARTICLE V

                                    COVENANTS

           SECTION 5.01.  Financial Statements.......................  40
                          --------------------
           SECTION 5.02.  Litigation.................................  44
                          ----------
           SECTION 5.03.  Corporate Existence, Etc...................  45
                          ------------------------
           SECTION 5.04.  Use of Proceeds............................  45
                          ---------------
           SECTION 5.05.  Prohibition of Fundamental Changes.........  46
                          ----------------------------------
           SECTION 5.06.  Limitation on Liens........................  48
                          -------------------
           SECTION 5.07.  Transactions with Affiliates...............  50
                          ----------------------------
           SECTION 5.08.  Minimum Total Stockholders' Equity.........  50
                          ----------------------------------
           SECTION 5.09.  Ratio of Funded Indebtedness to Total
                          -------------------------------------
                          Capital....................................  50
                          -------
           SECTION 5.10.  Restricted and Unrestricted Subsidiaries...  50
                          ----------------------------------------


                                   ARTICLE VI

                                    DEFAULTS

           SECTION 6.01.  Events of Default..........................  51
                          -----------------
           SECTION 6.02.  Notice of Default..........................  53
                          -----------------

                                  ARTICLE VII

                                   THE AGENT

           SECTION 7.01.  Appointment and Authorization..............  54
                          -----------------------------
           SECTION 7.02.  Agent and Affiliates.......................  54
                          --------------------
           SECTION 7.03.  Action by Agent............................  54
                          ---------------
           SECTION 7.04.  Consultation with Experts..................  54
                          -------------------------
           SECTION 7.05.  Liability of Agent.........................  54
                          ------------------
           SECTION 7.06.  Indemnification............................  55
                          ---------------
           SECTION 7.07.  Credit Decision............................  55
                          ---------------
           SECTION 7.08.  Successor Agent............................  55
                          ---------------
           SECTION 7.09.  Agent's Fee................................  56
                          -----------

                                 ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES

           SECTION 8.01.  Basis for Determining Interest Rate
                          -----------------------------------
                          Inadequate or Unfair.......................  56
                          --------------------
           SECTION 8.02.  Illegality.................................  57
                          ----------
           SECTION 8.03.  Increased Cost and Reduced Return..........  57
                          ---------------------------------
           SECTION 8.04.  Base Rate Loans Substituted for Affected
                          ----------------------------------------
                          Fixed Rate Loans...........................  59
                          ----------------

                                  ARTICLE IX

                                 MISCELLANEOUS

           SECTION 9.01.  Notices....................................  60
                          -------
           SECTION 9.02.  No Waivers.................................  60
                          ----------
           SECTION 9.03.  Expenses; Documentary Taxes;
                          ----------------------------
                          Indemnification............................  61
                          ---------------
           SECTION 9.04.  Sharing of Set-Offs........................  61
                          -------------------
           SECTION 9.05.  Amendments and Waivers.....................  62
                          ----------------------
           SECTION 9.06.  Successors and Assigns.....................  62
                          ----------------------
           SECTION 9.07.  Collateral.................................  64
                          ----------
           SECTION 9.08.  Governing Law; Submission to Jurisdiction..  64
                          -----------------------------------------
           SECTION 9.09.  Counterparts; Integration .................  65
                          -------------------------
           SECTION 9.10.  Confidentiality............................  65
                          ---------------

       Schedule I -  Certain Subsidiaries

       Exhibit A -   Note

       Exhibit B -   Money Market Quote Request

                                                                     Page
                                                                     ----
       Exhibit C -   Invitation for Money Market Quotes

       Exhibit D -   Money Market Quote

       Exhibit E -   Opinion of the General Counsel of the Borrower

       Exhibit F -   Opinion of Special Counsel for the Agent

       Exhibit G -   Assignment and Assumption Agreement

                                CREDIT AGREEMENT



     AGREEMENT dated as of October 29, 1996 among UNUM CORPORATION, the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent.

     The parties hereto agree as follows:




                                   ARTICLE I

                                  DEFINITIONS



     SECTION 1.01. Definitions. The following terms, as used herein, have the
                   -----------
following meanings:

     "Absolute Rate Auction" means a solicitation of Money Market Quotes setting forth Money Market Absolute Rates pursuant to Section 2.03.

     "Adjusted CD Rate" has the meaning set forth in Section 2.07(b).

     "Administrative Questionnaire" means, with respect to each Bank, an administrative questionnaire in the form prepared by the Agent and submitted to the Agent (with a copy to the Borrower) duly completed by such Bank.

     "Affiliate" means any Person which directly or indirectly controls, or is under common control with, or is controlled by, the Borrower. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person which owns
                        --------
directly or indirectly 15% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 15% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be rebuttably presumed to control such corporation or other Person, such presumption to be rebutted only if the Required Banks agree in writing that such Person does not control such corporation or other Person. Notwithstanding the foregoing, (i) no individual shall be deemed to be an Affiliate of any Person solely by reason of his or her being an officer of such Person and (ii) the Borrower and the Restricted Subsidiaries shall not be deemed to be Affiliates of each other.

     "Agent" means Morgan Guaranty Trust Company of New York in its capacity as agent for the Banks hereunder, and its successors in such capacity.

     "Applicable Insurance Regulatory Authority" means, when used with respect to any Restricted Insurance Subsidiary, the insurance commission, department or similar regulatory authority or agency located in the jurisdiction in which such Restricted Insurance Subsidiary is domiciled.

     "Applicable Lending Office" means, with respect to any Bank, (i) in the case of its Domestic Loans, its Domestic Lending Office, (ii) in the case of its Euro-Dollar Loans, its Euro-Dollar Lending Office and (iii) in the case of its Money Market Loans, its Money Market Lending Office.

     "Applicable Margin" has the meaning set forth in Section 2.07(h).

     "Assessment Rate" has the meaning set forth in Section 2.07(b).

     "Assignee" has the meaning set forth in Section 9.06(c).

     "Bank" means each bank listed on the signature pages hereof, each Assignee which becomes a Bank pursuant to Section 9.06(c), and their respective successors.

     "Base Rate" means, for any day, a rate per annum equal to the higher of (i) the Prime Rate for such day and (ii) the sum of 1/2 of 1% plus the Federal Funds Rate for such day.

     "Base Rate Loan" means a Committed Loan to be made by a Bank as a Base Rate Loan in accordance with the applicable Notice of Committed Borrowing or pursuant to Article VIII.

     "Benefit Arrangement" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

     "Borrower" means UNUM Corporation, a Delaware corporation, and its successors.

     "Borrower's 1995 Form 10-K" means the Borrower's annual report on Form 10-K for 1995, as filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

     "Borrowing" has the meaning set forth in Section 1.03.

     "Capitalized Lease Obligations" means, as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property, which obligations are required to be classified and accounted for as a capital lease on the balance sheet of such Person under generally accepted accounting principles (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with generally accepted accounting principles (including such Statement No. 13).

     "CD Base Rate" has the meaning set forth in Section 2.07(b).

     "CD Loan" means a Committed Loan to be made by a Bank as a CD Loan in accordance with the applicable Notice of Committed Borrowing.

     "CD Reference Banks" means ABN Amro Bank N.V., New York Branch, Wachovia Bank of Georgia, N.A., and Morgan Guaranty Trust Company of New York.

     "Commitment" means, with respect to each Bank, the amount set forth opposite the name of such Bank on the signature pages hereof, as such amount may be reduced from time to time pursuant to Sections 2.09 and 2.10.

     "Committed Loan" means a loan made by a Bank pursuant to Section 2.01.

     "Confidential Information" has the meaning set forth in Section 9.10.

     "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Borrower in its consolidated financial statements if such statements were prepared as of such date.

     "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

     "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.

     "Domestic Lending Office" means, as to each Bank, its office located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire as its Domestic Lending Office) or such other office as such Bank may hereafter designate as its Domestic Lending Office by notice to the Borrower and the Agent; provided that any Bank may so designate
                                      --------
separate Domestic Lending Offices for its Base Rate Loans, on the one hand, and its CD Loans, on the other hand, in which case all references herein to the Domestic Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

     "Domestic Loans"  means CD Loans or Base Rate Loans or both.

     "Domestic Reserve Percentage" has the meaning set forth in Section 2.07(b).

     "Effective Date" means the date this Agreement becomes effective in accordance with Section 3.01.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

     "ERISA Group" means the Borrower, any Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Internal Revenue Code.

     "Euro-Dollar Business Day" means any Domestic Business Day on which commercial banks are open for international business (including dealings in dollar deposits) in London.

     "Euro-Dollar Lending Office" means, as to each Bank, its office, branch or affiliate located at its address set forth in its Administrative Questionnaire (or identified in its Administrative Questionnaire

(or identified in its Administrative Questionnaire as its Euro-Dollar Lending Office) or such other office, branch or affiliate of such Bank as it may hereafter designate as its Euro-Dollar Lending Office by notice to the Borrower and the Agent.

     "Euro-Dollar Loan" means a Committed Loan to be made by a Bank as a Euro-Dollar Loan in accordance with the applicable Notice of Committed Borrowing.

     "Euro-Dollar Reference Banks" means the principal London offices of ABN Amro Bank N.V., New York Branch, Wachovia Bank of Georgia, N.A., and Morgan Guaranty Trust Company of New York.

     "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents).

     "Event of Default" has the meaning set forth in Section 6.01.

     "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if such day is not a Domestic
                          --------
Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and (ii) if no such rate is so published on such next succeeding Domestic Business Day, the Federal Funds Rate for such day shall be the average rate quoted to Morgan Guaranty Trust Company of New York on such day on such transactions as determined by the Agent.

     "Fixed Rate Loans" means CD Loans or Euro-Dollar Loans or Money Market Loans (excluding Money Market

LIBOR Loans bearing interest at the Base Rate pursuant to Section 8.01(a)) or any combination of the foregoing.

     "Funded Indebtedness" means, for the Borrower and the Restricted Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, Indebtedness that (i) matures more than one year from the date of its creation or (ii) matures on or within one year from the date of its creation but is renewable or extendable at the option of the obligor thereof to a date more than one year from the date of its creation, provided
                                                                    --------
that, for purposes of this definition, Indebtedness shall be deemed to be renewable or extendable at the option of the obligor thereof if it arises under a credit or other similar agreement that obligates the lender or lenders thereunder to extend credit to such obligor notwithstanding that the ability of such obligor to renew or extend such Indebtedness is subject to the satisfaction of conditions precedent.

     "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall
                                       --------
not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     "Home Office Properties" means any building in which the principal office of the Borrower or any Restricted Subsidiary of the Borrower is located.

     "Indebtedness" of any Person means at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all Capitalized Lease Obligations of such Person, (v) all Indebtedness secured by a Lien on any asset of such Person, whether or not such Indebtedness is otherwise an obligation of such Person, (vi) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property, (vii) all non-contingent obligations of such Person to reimburse any bank or other Person in respect of amounts paid under a letter of credit or similar instrument and (viii) all Indebtedness of others Guaranteed by such Person.

     "Indemnitee" has the meaning set forth in Section 9.03(b).

     "Insurance Subsidiary" means a Subsidiary that is a Restricted Insurance Subsidiary or would be a Restricted Insurance Subsidiary if it were a Restricted Subsidiary.

     "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending one, two, three or six months thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:
           --------

     (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

     (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

     (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

(2) with respect to each CD Borrowing, the period commencing on the date of such Borrowing and ending 30, 60, 90 or 180 days thereafter, as the Borrower may elect in the applicable Notice of Borrowing; provided that:
                                                 --------

     (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

     (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

(3) with respect to each Base Rate Borrowing, the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:
                                                 --------

     (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day; and

     (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date;

(4) with respect to each Money Market LIBOR Borrowing, the period commencing on the date of such Borrowing and ending such whole number of months thereafter as the Borrower may elect in accordance with Section 2.03; provided that :
                                                        --------

     (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

     (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (c) below, end on the last Euro-Dollar Business Day of a calendar month; and

     (c) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date; and

(5) with respect to each Money Market Absolute Rate Borrowing, the period commencing on the date of such Borrowing and ending such number of days thereafter (but not less than 7 days) as the Borrower may elect in accordance with Section 2.03; provided that:
                   --------

     (a) any Interest Period which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business

   Day; and

      (b) any Interest Period which would otherwise end after the Termination Date shall end on the Termination Date.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

     "Investment" means any investment in any Person whether by means of share purchase, capital contribution, loan, time deposit or otherwise, provided that,
                                                                 --------
in the case of any investment in any Unrestricted Subsidiary, the definition of "Investment" shall not include investments resulting from (i) the provision of administrative services by the Borrower or any Restricted Subsidiary to such Unrestricted Subsidiary, which services are provided in the ordinary course of the business of the Borrower or such Restricted Subsidiary, as the case may be, and of such Unrestricted Subsidiary, (ii) the operation of the cash management system of the Borrower and its Subsidiaries so long as it is operated in the ordinary course of their business or (iii) transfers made, or accounts created, in connection with any tax sharing agreement to which the Borrower or any Restricted Subsidiary, as the case may be, and such Unrestricted Subsidiary is a party.

     "Level I Status" exists on any date (1) if, on such date, the Borrower has outstanding senior unsecured long-term Indebtedness which is rated at least AA-from S&P or at least Aa3 from Moody's or (2) in the case that no such Indebtedness is outstanding, if the Borrower provides written evidence from S&P or Moody's to the Banks, such evidence to be satisfactory to the Required Banks, to the effect that if the Borrower had any such Indebtedness outstanding on such date, such Indebtedness would be rated at least AA- from S&P or at least Aa3 from Moody's. For purposes of this definition, the provisions in clause (2) in the preceding sentence shall not apply for more than 365 consecutive days after the first date of the written evidence most recently provided by the Borrower from S&P or Moody's to the Banks, which evidence was relied on by the Required Banks to establish that the provisions of such clause (2) were then operative.

     "Level II Status" exists on any date (1) if, on such date, the Borrower has outstanding senior unsecured long-term Indebtedness which is rated at least A+ from S&P or at least A1 from Moody's or (2) in the case that no such Indebtedness is outstanding, if the Borrower provides written evidence from S&P or Moody's to the Banks, such evidence to be satisfactory to the Required Banks, to the effect that if the Borrower had any such Indebtedness outstanding on such date, such Indebtedness would be rated at least A+ from S&P or at least A1 from Moody's. For purposes of this definition, the provisions in clause (2) in the preceding sentence shall not apply for more than 365 consecutive days after the first date of the written evidence most recently provided by the Borrower from S&P or Moody's to the Banks, which evidence was relied on by the Required Banks to establish that the provisions of such clause (2) were then operative.

     "Level III Status" exists on any date (1) if, on such date, the Borrower has outstanding senior unsecured long-term Indebtedness which is rated at least A from S&P or at least A2 from Moody's or (2) in the case that no such Indebtedness is outstanding, if the Borrower provides written evidence from S&P or Moody's to the Banks, such evidence to be satisfactory to the Required Banks, to the effect that if the Borrower had any such Indebtedness outstanding on such date, such Indebtedness would be rated at least A from S&P or at least A2 from Moody's. For purposes of this definition, the provisions in clause (2) in the preceding sentence shall not apply for more than 365 consecutive days after the first date of the written evidence most recently provided by the Borrower from S&P or Moody's to the Banks, which evidence was relied on by the Required Banks to establish that the provisions of such clause (2) were then operative.

     "Level IV Status" exists on any date (1) if, on such date, the Borrower has outstanding senior unsecured long-term Indebtedness which is rated at least A-from S&P or at least A3 from Moody's or (2) in the case that no such Indebtedness is outstanding, if the Borrower provides written evidence from S&P or Moody's to the Banks, such evidence to be satisfactory to the Required Banks, to the effect that if the Borrower had any such Indebtedness outstanding on such date, such Indebtedness would be rated at least A- from S&P or at least A3 from Moody's. For purposes of this definition, the provisions in clause (2) in the preceding sentence shall not apply for more than 365 consecutive days after the first date of the written evidence most recently provided by the Borrower from S&P or Moody's to the Banks, which evidence was relied on by the Required Banks to establish that the provisions of such clause (2) were then operative.

     "Level V Status" exists on any date (1) if, on such date, the Borrower has outstanding senior unsecured long-term Indebtedness which is rated at least BBB+ from S&P or at least Baa1 from Moody's or (2) in the case that no such Indebtedness is outstanding, if the Borrower provides written evidence from S&P or Moody's to the Banks, such evidence to be satisfactory to the Required Banks, to the effect that if the Borrower had any such Indebtedness outstanding on such date, such Indebtedness would be rated at least BBB+ from S&P or at least Baa1 from Moody's. For purposes of this definition, the provisions in clause (2) in the preceding sentence shall not apply for more than 365 consecutive days after the first date of the written evidence most recently provided by the Borrower from S&P or Moody's to the Banks, which evidence was relied on by the Required Banks to establish that the provisions of such clause (2) were then operative.

     "Level VI Status" exists on any date (1) if, on such date, the Borrower has outstanding senior unsecured long-term Indebtedness which is rated at least BBB from S&P or at least Baa2 from Moody's or (2) in the case that no such Indebtedness is outstanding, if the Borrower provides written evidence from S&P or Moody's to the Banks, such evidence to be satisfactory to the Required Banks, to the effect that if the Borrower had any such Indebtedness outstanding on such date, such Indebtedness would be rated at least BBB from S&P or at least Baa2 from Moody's. For purposes of this definition, the provisions in clause (2) in the preceding sentence shall not apply for more than 365 consecutive days after the first date of the written evidence most recently provided by the Borrower from S&P or Moody's to the Banks, which evidence was relied on by the Required Banks to establish that the provisions of such clause (2) were then operative.

     "Level VII Status" exists on any date if neither Level I nor Level II nor Level III nor Level IV nor Level V nor Level VI exists on such date.

     "LIBOR Auction" means a solicitation of Money Market Quotes setting forth Money Market Margins based on the London Interbank Offered Rate pursuant to
Section 2.03.

     "Lien" means, with respect to any asset owned by any Person, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, any Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" means a Domestic Loan or a Euro-Dollar Loan or a Money Market Loan and "Loans" means Domestic Loans or Euro-Dollar Loans or Money Market Loans or any combination of the foregoing.

     "London Interbank Offered Rate" has the meaning set forth in Section
2.07(c).

     "Material Indebtedness" means Indebtedness (other than the Notes) of the Borrower and/or one or more of its Subsidiaries, arising in one or more related or unrelated transactions, in an aggregate principal amount exceeding $10,000,000.

     "Material Plan" means at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $20,000,000.

     "Money Market Absolute Rate" has the meaning set forth in Section 2.03(d).

     "Money Market Absolute Rate Loan" means a loan to be made by a Bank pursuant to an Absolute Rate Auction.

     "Money Market Lending Office" means, as to each Bank, its Domestic Lending Office or such other office, branch or affiliate of such Bank as it may hereafter designate as its Money Market Lending Office by notice to the Borrower and the Agent; provided that any Bank may from time to time by notice to the Borrower and the Agent designate separate Money Market Lending Offices for its Money Market LIBOR Loans, on the one hand, and its Money Market Absolute Rate Loans, on the other hand, in which case all references herein to the Money Market Lending Office of such Bank shall be deemed to refer to either or both of such offices, as the context may require.

     "Money Market LIBOR Loan" means a loan to be made by a Bank pursuant to a LIBOR Auction (including such a loan bearing interest at the Base Rate pursuant to Section 8.01(a)).

     "Money Market Loan" means a Money Market LIBOR Loan or a Money Market Absolute Rate Loan.

     "Money Market Margin" has the meaning set forth in Section 2.03(d).

     "Money Market Quote" means an offer by a Bank to make a Money Market Loan in accordance with Section 2.03.

     "Moody's" means Moody's Investors Service, Inc.

     "Multiemployer Plan" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

     "Notes" means promissory notes of the Borrower, substantially in the form of Exhibit A hereto, evidencing the obligation of the Borrower to repay the Loans, and "Note" means any one of such promissory notes issued hereunder.

     "Notice of Borrowing" means a Notice of Committed Borrowing (as defined in Section 2.02) or a Notice of Money Market Borrowing (as defined in Section 2.03(f)).

     "Parent" means, with respect to any Bank, any Person controlling such Bank.

     "Participant" has the meaning set forth in Section 9.06(b).

     "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Plan" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

     "Prime Rate" means the rate of interest publicly announced by Morgan Guaranty Trust Company of New York in New York City from time to time as its Prime Rate.

     "Reference Banks" means the CD Reference Banks or the Euro-Dollar Reference Banks, as the context may require, and "Reference Bank" means any one of such Reference Banks.

     "Refunding Borrowing" means a Committed Borrowing which, after application of the proceeds thereof, results in no net increase in the outstanding principal amount of Committed Loans made by any Bank.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time.

     "Required Banks" means at any time Banks having at least a majority of the aggregate amount of the Commitments or, if the Commitments shall have been terminated, holding Notes evidencing at least a majority of the aggregate unpaid principal amount of the Loans.

     "Restricted Insurance Subsidiary" means a Restricted Subsidiary that is licensed, authorized or admitted to carry on or transact the business of insurance.

     "Restricted Subsidiary" means: (i) the Subsidiaries listed as such on
Schedule I hereto and (ii) any Subsidiary acquired or organized after the Effective Date and any Unrestricted Subsidiary in each case that is duly designated by the Borrower, pursuant to Section 5.10, to be a Restricted Subsidiary; provided that any such Subsidiary included solely within clause (ii)
            --------
shall cease being a Restricted Subsidiary if and when it is duly designated by the Borrower, pursuant to Section 5.10, as an Unrestricted Subsidiary.

     "S&P" means Standard & Poor's, a division of the McGraw-Hill Companies,
Inc.

     "Status" means, at any date, whichever of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status, or Level VII Status exists at such date.

     "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

     "Termination Date" means October 1, 2001, or, if such day is not a Euro-Dollar Business Day, the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the Termination Date shall be on the next preceding Euro-Dollar Business Day.

     "Total Assets" means the total assets of the Borrower and the Restricted Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, less the excess (if any) of (i) any Investment
                                ----
of the Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary to the extent that such Investment appears on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries used in the calculation of Total Assets over (ii) the amount of such Investment in such Unrestricted Subsidiary which constitutes Indebtedness of, or other amounts receivable from, such Unrestricted Subsidiary to the extent that the amount referred to above in this clause (ii) does not exceed the consolidated stockholders' equity of such Unrestricted Subsidiary and its consolidated subsidiaries.

     "Total Capital" means the sum of Funded Indebtedness and Total Stockholders' Equity.

     "Total Stockholders' Equity" means the total stockholders' equity of the Borrower and the Restricted Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles, (1) plus any
                                                              ----
unrealized holding losses (or less any unrealized holding gains) on account of
                              ----
available-for-sale debt securities to the extent reflected therein in accordance with Statement of Financial Accounting Standards No. 115 of the Financial Accounting Standards Board, as amended from time to time, or any successor provision thereto, together with other appropriate adjustments in accordance therewith, and (2) less the excess (if any) of (i) any Investment of the
                   ----
Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary to the extent that such Investment appears on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries used in the calculation of Total Stockholders' Equity over (ii) the amount of such Investment in such Unrestricted Subsidiary which constitutes Indebtedness of, or other amounts receivable from, such Unrestricted Subsidiary to the extent that the amount referred to above in this clause (ii) does not exceed the consolidated stockholders' equity of such Unrestricted Subsidiary and its consolidated subsidiaries.

     "Unfunded Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the ERISA Group to the PBGC or any other Person under Title IV of ERISA.

     "Unrestricted Subsidiary" means: (i) the Subsidiaries listed on Schedule I hereto which are not listed therein as Restricted Subsidiaries and (ii) any Subsidiary acquired or organized after the Effective Date that has not been duly designated by the Borrower as a Restricted Subsidiary; provided that any such
                                                       --------
Subsidiary shall cease being an Unrestricted Subsidiary if and when it is duly designated by the Borrower, pursuant to Section 5.10 hereof, as a Restricted Subsidiary.

     "Utilization" means at any date the percentage equivalent of a fraction (i) the numerator of which is the aggregate outstanding principal amount of the Loans at such date, after giving effect to any borrowing or payment on such date, and (ii) the denominator of which is the aggregate amount of the Commitments at such date, after giving effect to any reduction of the Commitments on such date. For purposes of Section 2.07(h), if for any reason any Loans remain outstanding after termination of the Commitments, the Utilization for each date on or after the date of such termination shall be deemed to be greater than 50%.

     SECTION 1.02. Accounting Terms and Determinations. Unless otherwise
                   -----------------------------------
specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles as in effect from time to time, applied on a basis consistent (except for changes concurred in by the Borrower's independent public accountants) with the most recent audited consolidated financial statements of the Borrower and its Consolidated Subsidiaries delivered to the Banks; provided that, if the Borrower notifies the Agent that the
              --------
Borrower wishes to amend any covenant in Article V to eliminate the effect of any change in generally accepted accounting principles on the operation of such covenant (or if the Agent notifies the Borrower that the Required Banks wish to amend Article V for such purpose), then the Borrower's compliance with such covenant shall be determined on the basis of generally accepted accounting principles in effect immediately before the relevant change in generally accepted accounting principles became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Borrower and the Required Banks.

     SECTION 1.03. Types of Borrowings. The term "Borrowing" denotes the
                   -------------------
aggregation of Loans of one or more Banks to be made to the Borrower pursuant to
Article II on a single date and for a single Interest Period. Borrowings are classified for purposes of this Agreement either by reference to the pricing of Loans comprising such Borrowing (e.g., a "Euro-Dollar Borrowing" is a Borrowing
                                 ----
comprised of Euro-Dollar Loans) or by reference to the provisions of Article II under which participation therein is determined (i.e., a "Committed Borrowing"
                                                 ----
is a Borrowing under Section 2.01 in which all Banks participate in proportion to their Commitments, while a "Money Market Borrowing" is a Borrowing under
Section 2.03 in which the Bank participants are determined on the basis of their bids in accordance therewith).

     SECTION 1.04. Basis for Ratings. The credit ratings to be utilized in the
                   -----------------
determination of a Status and for purposes of Section 5.05(c) are the ratings assigned to senior unsecured long-term Indebtedness of the Borrower without third party credit support; ratings assigned to any such Indebtedness which is secured or which has the benefit of third party credit support shall be disregarded.

     SECTION 1.05. Split Ratings. For purposes of determining the relevant Level
                   -------------
status: (i) if at any date the rating of any senior unsecured long term debt securities by Moody's shall be higher or lower than the comparable rating by S&P by one rating level (it being understood that for these purposes an S&P rating of A+ is comparable to a Moody's rating of A1, an S&P rating of A is comparable to a Moody's rating of A2, and so forth), then the rating of such debt securities by each of Moody's and S&P shall be deemed to be the higher of the two ratings; and (ii) if at any date the rating of any such senior unsecured long term debt securities by Moody's shall be higher or lower than the comparable rating by S&P by two or more rating levels (it being understood that for these purposes an S&P rating of A+ is comparable to a Moody's rating of A1, an S&P rating of A is comparable to a Moody's rating of A2, and so forth), then the rating of such debt securities by each of Moody's and

S&P shall be deemed to be the comparable S&P and Moody's ratings at the midpoint between the two actual ratings, or, if there shall be no rating at the midpoint, the next higher rating from the midpoint between the two actual ratings. For example, if such debt securities are rated BBB by S&P and Ba1 by Moody's, such debt securities shall be deemed to be rated BBB- by S&P and Baa3 by Moody's; and if such debt securities are rated BBB+ by S&P and Ba1 by Moody's, such debt securities shall be deemed to be rated BBB by S&P and Baa2 by Moody's.





                                  ARTICLE II

                                  THE CREDITS



     SECTION 2.01. Commitments to Lend. During the period from and including the
                   -------------------
Effective Date to but excluding the Termination Date, each Bank severally agrees, on the terms and conditions set forth in this Agreement, to make loans to the Borrower pursuant to this Section from time to time in amounts such that the aggregate principal amount of Committed Loans by such Bank at any one time outstanding shall not exceed the amount of its Commitment. Each Borrowing under this Section shall be in an aggregate principal amount of $10,000,000 or any larger multiple of $1,000,000 (except that any such Borrowing may be in the aggregate amount available in accordance with Section 3.02(b)) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, the Borrower may borrow under this Section, repay, or to the extent permitted by Section 2.11, prepay Loans and reborrow at any time prior to the Termination Date under this Section.

     SECTION 2.02. Notice of Committed Borrowing. The Borrower shall give the
                   -----------------------------
Agent notice (a "Notice of Committed Borrowing") not later than 10:00 A.M. (New York City time) on (x) the date of each Base Rate Borrowing, (y) the second Domestic Business Day before each CD Borrowing and (z) the third Euro-Dollar Business Day before each Euro-Dollar Borrowing, specifying:

     (a) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Domestic Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

     (b) the aggregate amount of such Borrowing,

     (c) whether the Loans comprising such Borrowing are to be CD Loans, Base Rate Loans or Euro-Dollar Loans, and

     (d) in the case of a Fixed Rate Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period.

     SECTION 2.03.  Money Market Borrowings.
                    -----------------------

     (a) The Money Market Option. In addition to Borrowings pursuant to Section
         -----------------------
2.01, the Borrower may, as set forth in this Section, request the Banks at any time prior to the Termination Date to make offers to make Money Market Loans to the Borrower. The Banks may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section.

     (b) Money Market Quote Request. When the Borrower wishes to request offers
         --------------------------
to make Money Market Loans under this Section, it shall transmit to the Agent by telex or facsimile transmission a Money Market Quote Request substantially in the form of Exhibit B hereto so as to be received no later than 10:00 A.M. (New York City time) on (x) the fifth Euro-Dollar Business Day prior to the date of Borrowing proposed therein, in the case of a LIBOR Auction or (y) the Domestic Business Day next preceding the date of Borrowing proposed therein, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective) specifying:

                (i) the proposed date of Borrowing, which shall be a Euro-Dollar Business Day in the case of a LIBOR Auction or a Domestic Business Day in the case of an Absolute Rate Auction,

                (ii) the aggregate amount of such Borrowing, which shall be $10,000,000 or a larger multiple of $1,000,000,

                (iii) the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

                (iv) whether the Money Market Quotes requested are to set forth a Money Market Margin or a Money Market Absolute Rate.

The Borrower may request offers to make Money Market Loans for more than one Interest Period in a single Money Market Quote Request. No Money Market Quote Request shall be given within five Euro-Dollar Business Days (or such other number of days as the Borrower and the Agent may agree) of any other Money Market Quote Request.

                 (c)  Invitation for Money Market Quotes.  Promptly upon receipt
                      ----------------------------------
of a Money Market Quote Request, the Agent shall send to the Banks by telex or facsimile transmission an Invitation for Money Market Quotes substantially in the form of Exhibit C hereto, which shall constitute an invitation by the Borrower to each Bank to submit Money Market Quotes offering to make the Money Market Loans to which such Money Market Quote Request relates in accordance with this Section.

                 (d)  Submission and Contents of Money Market Quotes.  (i)  Each
                      ----------------------------------------------
Bank may submit a Money Market Quote containing an offer or offers to make Money Market Loans in response to any Invitation for Money Market Quotes. Each Money Market Quote must comply with the requirements of this subsection (d) and must be submitted to the Agent by telex or facsimile transmission at its offices specified in or pursuant to Section 9.01 not later than (x) 2:00 P.M. (New York City time) on the fourth Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) 9:15 A.M. (New York City time) on the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective); provided that Money Market
                                                   --------
Quotes submitted by the Agent (or any affiliate of the Agent) in the capacity of a Bank may be submitted, and may only be submitted, if the Agent or such affiliate notifies the Borrower of the terms of the offer or offers contained therein not later than (x) one hour prior to the deadline for the other Banks, in the case of a LIBOR Auction or (y) 15 minutes prior to the deadline for the other Banks, in the case of an Absolute Rate Auction. Subject to Articles III and VI, any Money Market Quote so made shall be irrevocable except with the written consent of the Agent given on the instructions of the Borrower.

                 (ii) Each Money Market Quote shall be in substantially the form of Exhibit D hereto and shall in any case specify:

                  (A)  the proposed date of Borrowing,

                  (B) the principal amount of the Money Market Loan for which each such offer is being made, which principal amount (w) may be greater than or less than the Commitment of the quoting Bank, (x) must be $5,000,000 or a larger multiple of $1,000,000, (y) may not exceed the principal amount of Money Market Loans for which offers were requested and (z) may be subject to an aggregate limitation as to the principal amount of Money Market Loans for which offers being made by such quoting Bank may be accepted,

                  (C) in the case of a LIBOR Auction, the margin above or below the applicable London Interbank Offered Rate (the "Money Market Margin") offered for each such Money Market Loan, expressed as a percentage (specified to the nearest 1/10,000th of 1%) to be added to or subtracted from such base rate,

                  (D) in the case of an Absolute Rate Auction, the rate of interest per annum (specified to the nearest 1/10,000th of 1%) (the "Money Market Absolute Rate") offered for each such Money Market Loan, and

                  (E)  the identity of the quoting Bank.

A Money Market Quote may set forth up to five separate offers by the quoting Bank with respect to each Interest Period specified in the related Invitation for Money Market Quotes.

                  (iii)  Any Money Market Quote shall be disregarded if it:

                  (A) is not substantially in conformity with Exhibit D hereto or does not specify all of the information required by subsection
        (d)(ii);

                  (B)  contains qualifying, conditional or similar language;

                  (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Money Market Quotes; or

                  (D)  arrives after the time set forth in subsection (d)(i).

                  (e)  Notice to Borrower.  The Agent shall promptly notify the
                       ------------------
Borrower of the terms (x) of any Money Market Quote submitted by a Bank that is in accordance with subsection (d) and (y) of any Money Market Quote that amends, modifies or is otherwise inconsistent with a previous Money Market Quote submitted by such Bank with respect to the same Money Market Quote Request. Any such subsequent Money Market Quote shall be disregarded by the Agent unless such subsequent Money Market Quote is submitted solely to correct a manifest error in such former Money Market Quote. The Agent's notice to the Borrower shall specify
(A) the aggregate principal amount of Money Market Loans for which offers have been received for each Interest Period specified in the related Money Market Quote Request, (B) the respective principal amounts and Money Market Margins or Money Market Absolute Rates, as the case may be, so offered and (C) if applicable, limitations on the aggregate principal amount of Money Market Loans for which offers in any single Money Market Quote may be accepted.

                 (f)  Acceptance and Notice by Borrower.  Not later than 10:00
                      ---------------------------------
A.M. (New York City time) on (x) the third Euro-Dollar Business Day prior to the proposed date of Borrowing, in the case of a LIBOR Auction or (y) the proposed date of Borrowing, in the case of an Absolute Rate Auction (or, in either case, such other time or date as the Borrower and the Agent shall have mutually agreed and shall have notified to the Banks not later than the date of the Money Market Quote Request for the first LIBOR Auction or Absolute Rate Auction for which such change is to be effective), the Borrower shall notify the Agent of its acceptance or non-acceptance of the offers so notified to it pursuant to subsection (e). In the case of acceptance, such notice (a "Notice of Money Market Borrowing") shall specify the aggregate principal amount of offers for each Interest Period that are accepted. The Borrower may accept any Money Market Quote in whole or in part; provided that:
                           --------

                (i) the aggregate principal amount of each Money Market Borrowing may not exceed the applicable amount set forth in the related Money Market Quote Request,

                (ii) the principal amount of each Money Market Borrowing must be $10,000,000 or a larger multiple of $1,000,000,

                (iii) acceptance of offers may only be made on the basis of ascending Money Market Margins or Money Market Absolute Rates, as the case may be, and

                (iv) the Borrower may not accept any offer that is described in subsection (d)(iii) or that otherwise fails to comply with the requirements of this Agreement.

                (g)  Allocation by Agent.  If offers are made by two or more
                     -------------------
Banks with the same Money Market Margins or Money Market Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which such offers are accepted for the related Interest Period, the principal amount of Money Market Loans in respect of which such offers are accepted shall be allocated by the Agent among such Banks as nearly as possible (in multiples of $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts of such offers. Determinations by the Agent of the amounts of Money Market Loans shall be conclusive in the absence of manifest error.

                  SECTION 2.04.  Notice to Banks; Funding of Loans.
                                 ---------------------------------
                 (a) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's share (if any) of such Borrowing and such Notice of Borrowing shall not thereafter be revocable by the Borrower.

                 (b) Not later than 12:00 Noon (New York City time) on the date of each Borrowing, each Bank participating therein shall (except as provided in subsection (c) of this Section) make available its share of such Borrowing, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 9.01. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make the funds so received from the Banks available to the Borrower at the Agent's aforesaid address.

                 (c) If any Bank makes a new Loan hereunder on a day on which the Borrower is to repay all or any part of an outstanding Loan from such Bank, such Bank shall apply the proceeds of its new Loan to make such repayment and only an amount equal to the difference (if any) between the amount being borrowed and the amount being repaid shall be made available by such Bank to the Agent as provided in subsection (b), or remitted by the Borrower to the Agent as provided in Section 2.12, as the case may be.

                 (d) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's share of such Borrowing, the Agent may assume that such Bank has made such share available to the Agent on the date of such Borrowing in accordance with subsections (b) and (c) of this Section 2.04 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such share available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, a rate per annum equal to the higher of the Federal Funds Rate and the interest rate applicable thereto pursuant to Section 2.07 and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Loan included in such Borrowing for purposes of this Agreement.

                 SECTION 2.05. Notes. (a) The Loans of each Bank shall be
                               -----
evidenced by a single Note payable to the order of such Bank for the account of its Applicable Lending Office in an amount equal to the aggregate unpaid principal amount of such Bank's Loans.

                 (b) Each Bank may, by notice to the Borrower and the Agent, request that its Loans of a particular type be evidenced by a separate Note in an amount equal to the aggregate unpaid principal amount of such Loans. Each such Note shall be in substantially the form of Exhibit A hereto with appropriate modifications to reflect the fact that it evidences solely Loans of the relevant type. Each reference in this Agreement to the "Note" of such Bank shall be deemed to refer to and include any or all of such Notes, as the context may require.

                 (c) Upon receipt of each Bank's Note pursuant to Section 3.01(b), the Agent shall mail such Note to such Bank. Each Bank shall record the date, amount, type and maturity of each Loan made by it and the date and amount of each payment of principal made by the Borrower with respect thereto, and prior to any transfer of its Note shall endorse on the schedule forming a part thereof appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding; provided that the failure of any Bank to
                                    --------
make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Notes. Each Bank is hereby irrevocably authorized by the Borrower so to endorse its Note and to attach to and make a part of its Note a continuation of any such schedule as and when required.

                 SECTION 2.06. Maturity of Loans. Each Loan included in any
                               -----------------
Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

                 SECTION 2.07. Interest Rates. (a) Each Base Rate Loan shall
                               --------------
bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day. Such interest shall be payable for each Interest Period on the last day thereof. Any overdue principal of or interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the rate otherwise applicable to Base Rate Loans for such day.

                 (b) Each CD Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted CD Rate; provided that if any CD Loan or any portion thereof shall, as a result
         --------
of clause (2)(b) of the definition of Interest Period, have an Interest Period of less than 30 days, such portion shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 90 days, at intervals of 90 days after the first day thereof. Any overdue principal of or interest on any CD Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the Applicable Margin plus the Adjusted CD Rate applicable to such Loan and (ii) the rate applicable to Base Rate Loans for such day.

                 The "Adjusted CD Rate" applicable to any Interest Period means a rate per annum determined pursuant to the following formula:

                           [ CDBR       ]*
                  ACDR  =  [ ---------- ]  + AR
                           [ 1.00 - DRP ]

                  ACDR  =  Adjusted CD Rate
                  CDBR  =  CD Base Rate
                   DRP  =  Domestic Reserve Percentage
                    AR  =  Assessment Rate


__________
* The amount in brackets being rounded upward, if necessary, to the next higher 1/100 of 1%


                 The "CD Base Rate" applicable to any Interest Period is the rate of interest determined by the Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the prevailing rates per annum bid at 10:00 A.M. (New York City time) (or as soon thereafter as practicable) on the first day of such Interest Period by two or more New York certificate of deposit dealers of recognized standing for the purchase at face value from each CD Reference Bank of its certificates of deposit in an amount comparable to the principal amount of the CD Loan of such CD Reference Bank to which such Interest Period applies and having a maturity comparable to such Interest Period.

                 "Domestic Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including without limitation any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System in New York City with deposits exceeding five billion dollars in respect of new nonpersonal time deposits in dollars in New York City having a maturity comparable to the related Interest Period and in an amount of $100,000 or more. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Domestic Reserve Percentage.

                 "Assessment Rate" means for any day the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund classified as adequately capitalized and within supervisory subgroup "A" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. (S) 327.3(e) (or any successor provision) to the Federal Deposit Insurance Corporation (or any successor) for such Corporation's (or such successor's) insuring time deposits at offices of such institution in the United States. The Adjusted CD Rate shall be adjusted automatically on and as of the effective date of any change in the Assessment Rate.

                 (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable London Interbank Offered Rate. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof.

                 The "London Interbank Offered Rate" applicable to any Interest Period means the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which deposits in dollars are offered to each of the Euro-Dollar Reference Banks in the London interbank market at approximately 11:00 A.M. (London time) two Euro-Dollar Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Euro-Dollar Loan of such Euro-Dollar Reference Bank to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

                 (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 2% plus the higher of (i) the sum of the Applicable Margin plus the London Interbank Offered Rate applicable to such Loan and (ii) the Applicable Margin plus the quotient obtained (rounded upward, if necessary, to the next higher 1/100 of 1%) by dividing (x) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than six months as the Agent may select) deposits in dollars in an amount approximately equal to such overdue payment due to each of the Euro-Dollar Reference Banks are offered to such Euro-Dollar Reference Bank in the London interbank market for the applicable period determined as provided above by (y)
1.00 minus the Euro-Dollar Reserve Percentage (or, if the circumstances described in clause (a) or (b) of Section 8.01 shall exist, at a rate per annum equal to the sum of 2% plus the rate applicable to Base Rate Loans for such day).

                 (e)  Subject to Section 8.01(a), each Money Market

LIBOR Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the London Interbank Offered Rate for such Interest Period (determined in accordance with Section 2.07(c) as if the related Money Market LIBOR Borrowing were a Committed Euro-Dollar Borrowing) plus (or minus) the Money Market Margin quoted by the Bank making such Loan in accordance with Section 2.03. Each Money Market Absolute Rate Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the Money Market Absolute Rate quoted by the Bank making such Loan in accordance with Section 2.03. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof. Any overdue principal of or interest on any Money Market Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the sum of 2% plus the Base Rate for such day.

                 (f) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrower and the participating Banks of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

                 (g) Each Reference Bank agrees to use its best efforts to furnish quotations to the Agent as contemplated by this Section. If any Reference Bank does not furnish a timely quotation, the Agent shall determine the relevant interest rate on the basis of the quotation or quotations furnished by the remaining Reference Bank or Banks or, if none of such quotations is available on a timely basis, the provisions of Section 8.01 shall apply.

                 (h) The "Applicable Margin" with respect to any Euro-Dollar Loan or CD Loan at any date is the applicable percentage amount set forth in the table below based on the Utilization and Status on such day:

                          Level I   Level II   Level III   Level IV   Level V   Level VI   Level VII
                           Status    Status      Status     Status     Status    Status      Status
                          --------  ---------  ----------  ---------  --------  ---------  ----------

     If Utilization
     is equal to or
     less than 50%:

     Euro-Dollar Loans     0.1600%    0.1800%     0.1950%    0.2000%   0.2250%    0.3500%     0.4000%

     CD Loans              0.2850%    0.3050%     0.3200%    0.3250%   0.3500%    0.4750%     0.5250%

     If Utilization is
     greater than 50%:

     Euro-Dollar Loans     0.2100%    0.2300%     0.2450%    0.2500%   0.2750%    0.4500%     0.5000%

     CD Loans              0.3350%    0.3550%     0.3700%    0.3750%   0.4000%    0.5750%     0.6250%


                  SECTION 2.08.  Fees.

                 (a)  Facility Fee.  The Borrower shall pay to the Agent for the
                      ------------
account of the Banks ratably a facility fee at the rate of (i) 0.0650% per annum for each day on which Level I Status shall exist, (ii) 0.0700% per annum for each day on which Level II Status shall exist, (iii) 0.0800% per annum for each day on which Level III Status shall exist and (iv) 0.1000% per annum for each day on which Level IV Status shall exist, (v) 0.125% per annum for each day on which Level V Status shall exist, (vi) 0.2000% per annum for each day on which Level VI Status shall exist, and (vii) 0.2500% per annum for each day on which Level VII shall exist. Such facility fee shall accrue for each day (i) from and including the Effective Date to but excluding the Termination Date (or earlier date of termination of the Commitments in their entirety), on the aggregate amount of the Commitments (whether used or unused) and (ii) from and including the Termination Date (or earlier date of termination of the Commitments in their entirety) to but excluding the date the Loans shall be repaid in their entirety, on the aggregate outstanding principal amount of the Loans.

                 (b)  Payments.  Accrued fees under this Section shall be
                      --------
payable quarterly on each March 1, June 1, September 1 and December 1 and upon the date of termination of the Commitments in their entirety (and, if later, the date the Loans shall be repaid in their entirety).

                 SECTION 2.09. Optional Termination or Reduction of Commitments.
                               ------------------------------------------------
The Borrower may, upon at least three Domestic Business Days' notice to the Agent, (i) terminate the Commitments at any time, if no Loans are outstanding at such time or (ii) ratably reduce from time to time by an aggregate amount of $10,000,000 or any larger multiple of $1,000,000, the aggregate amount of the Commitments in excess of the aggregate outstanding principal amount of the Loans.

                 SECTION 2.10. Mandatory Termination of Commitments. The
                               ------------------------------------
Commitments shall terminate on the Termination Date, and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

                 SECTION 2.11. Optional Prepayments. (a) The Borrower may (i)
                               --------------------
upon at least one Domestic Business Days' notice to the Agent, prepay any Base Rate Borrowing (or any Money Market Borrowing bearing interest at the Base Rate pursuant to Section 8.01(a)) or, subject to Section 2.13, any CD Borrowing and
(ii) upon at least three Euro-Dollar Business Days' notice to the Agent, subject to Section 2.13, prepay any Euro-Dollar Borrowing, in whole at any time, or from time to time in part in amounts aggregating $10,000,000 or any larger multiple of $1,000,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment shall be applied to prepay ratably the Loans of the several Banks included in such Borrowing.

                 (b) Except as provided in clause (i) of subsection (a) above, the Borrower may not prepay all or any portion of the principal amount of any Money Market Loan prior to the maturity thereof.

                 (c) Upon receipt of a notice of prepayment pursuant to this Section, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share (if any) of such prepayment and such notice shall not thereafter be revocable by the Borrower.

                 SECTION 2.12. General Provisions as to Payments. (a) The Borrower shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 12:00 Noon (New York City time) on the date when due, in Federal or other funds immediately available in New York City, to the Agent at its address referred to in Section 9.01. The Agent will promptly distribute to each Bank its ratable share of each such payment received by the Agent for the account of the Banks. Whenever any payment of principal of, or interest on, the Domestic Loans or of fees shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of, or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day. Whenever any payment of principal of, or interest on, the Money Market Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day. If the date for any payment of principal is extended by operation of law or otherwise, interest thereon shall be payable for such extended time.

                 (b) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Borrower shall not have so made such payment, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

                 SECTION 2.13. Funding Losses. If the Borrower makes any payment
                               --------------
of principal with respect to any Fixed Rate Loan (pursuant to Section 2.11 or
Article VI or VIII or otherwise) on any day other than the last day of the Interest Period applicable thereto, or the last day of an applicable period fixed pursuant to Section 2.07(d), or if the Borrower fails to borrow any Fixed Rate Loans after notice has been given to any Bank in accordance with Section 2.04(a), or if the Borrower fails to prepay after giving notice thereof under
Section 2.11, the Borrower shall reimburse each Bank within 15 days after demand for any resulting loss or expense incurred by it (or by an existing or prospective Participant in the related Loan), including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow, provided that such Bank shall have delivered to the Borrower
                   --------
a certificate as to the amount of such loss or expense, which certificate shall be conclusive in the absence of manifest error.

                 SECTION 2.14. Computation of Interest and Fees. Interest based
                               --------------------------------
on the Prime Rate hereunder and fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and paid for the actual number of days elapsed (including the first day but excluding the last day). All other interest shall be computed on the basis of a year of

360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                 SECTION 2.15. Withholding Tax Exemption. At least five Domestic
                               -------------------------
Business Days prior to the first date on which interest or fees are payable hereunder for the account of any Bank, each Bank that is not incorporated under the laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Bank which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Bank is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Bank from duly completing and delivering any such form with respect to it and such Bank advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.

                 SECTION 2.16. Regulation D Compensation. For so long as any
                               -------------------------
Bank maintains reserves against "Eurocurrency liabilities" (or any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Bank to United States residents), and as a result the cost to such Bank (or its Euro-Dollar Lending Office) of making or maintaining its Euro-Dollar Loans is increased, then such Bank may require the Borrower to pay, contemporaneously with each payment of interest on the Euro-Dollar Loans, additional interest on the related Euro-Dollar Loan of such Bank at a rate per annum up to but not exceeding the excess of (i) (A) the applicable London Interbank Offered Rate divided by (B) one minus the Euro-Dollar Reserve Percentage over (ii) the
                   -----
applicable London Interbank Offered Rate. Any Bank wishing to require payment of such additional interest (x) shall so notify the Borrower and the Agent, in which case such additional interest on the Euro-Dollar Loans of such Bank shall be payable to such Bank at the place indicated in such notice with respect to each Interest Period commencing at least three Euro-Dollar Business Days after the giving of such notice and (y) shall furnish to the Borrower at least five Euro-Dollar Business Days prior to each date on which interest is payable on the Euro-Dollar Loans an officer's certificate setting forth the amount to which such Bank is then entitled under this Section (which shall be consistent with such Bank's good faith estimate of the level at which the related reserves are maintained by it). Each such certificate shall be accompanied by such information as the Borrower may reasonably request as to the computation set forth therein.




                                  ARTICLE III

                                  CONDITIONS



                 SECTION 3.01. Effectiveness. This Agreement shall become
                               -------------
effective on the date that each of the following conditions shall have been satisfied (or waived in accordance with Section 9.05):

                  (a) receipt by the Agent of counterparts hereof signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (b) receipt by the Agent for the account of each Bank of a duly executed Note dated on or before the Effective Date complying with the provisions of Section 2.05;

                  (c) receipt by the Agent of an opinion of Kevin J. Tierney, Esq., General Counsel of the Borrower, substantially in the form of Exhibit E hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

                  (d)  receipt by the Agent of an opinion of Davis

            Polk & Wardwell, special counsel for the Agent, substantially in the form of Exhibit F hereto and covering such additional matters relating to the transactions contemplated hereby as the Required Banks may reasonably request;

                  (e) receipt by the Agent of evidence satisfactory to it of the payment of all principal of and interest on any loans outstanding under, and of all other amounts payable under, the Credit Agreement dated as of December 13, 1994, as amended, among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as agent (the "Existing Credit Agreement"); and

                  (f) receipt by the Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity and enforceability of this Agreement and the Notes, and any other matters relevant hereto, all in form and substance satisfactory to the Agent;

provided that this Agreement shall not become effective or be binding on any
--------
party hereto unless all of the foregoing conditions are satisfied not later than November 30, 1996. The Agent shall promptly notify the Borrower and the Banks of the Effective Date, and such notice shall be conclusive and binding on all parties hereto. The Banks that are parties to the Existing Credit Agreement, comprising the "Required Banks" as defined therein, and the Borrower agree that the commitments under the Existing Credit Agreement shall terminate in their entirety simultaneously with and subject to the effectiveness of this Agreement and that the Borrower shall be obligated to pay the accrued facility fees thereunder to but excluding the date of such effectiveness.

                  SECTION 3.02. Borrowings. The obligation of any Bank to make a
                                ----------
Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:

                  (a) receipt by the Agent of a Notice of Borrowing as required by Section 2.02 or 2.03, as the case may be;

                  (b) the fact that, immediately after such Borrowing, the aggregate outstanding principal amount of the Loans will not exceed the aggregate amount of the Commitments;

                  (c) the fact that, immediately before and after such Borrowing, no Default shall have occurred and be continuing; and

                  (d) the fact that, except for the representations and warranties contained in Section 4.04(g) as of any date other than the Effective Date, the representations and warranties of the Borrower contained in this Agreement (and except, in the case of a Refunding Borrowing, the representations and warranties set forth in
            Section 4.05 as to any matter which has theretofore been disclosed in writing by the Borrower to the Banks) shall be true on and as of the date of such Borrowing.

       Each Borrowing hereunder shall be deemed to be a representation and warranty by the Borrower on the date of such Borrowing as to the facts specified in clauses (b), (c) and (d) of this Section.




                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES


                 The Borrower represents and warrants that:

                 SECTION 4.01. Corporate Existence and Power. The Borrower is a
                               -----------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                 SECTION 4.02. Corporate and Governmental Authorization; No
                               --------------------------------------------
Contravention. The execution, delivery and performance by the Borrower of this
-------------
Agreement and the Notes (1) are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official, (2) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or any Restricted Subsidiary or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any Restricted Subsidiary or result in the creation or imposition of any Lien on any asset of the Borrower or any Restricted Subsidiary and (3) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of any Unrestricted Subsidiary or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Unrestricted Subsidiary or result in the creation or imposition of any Lien on any asset of any Unrestricted Subsidiary, where there is a reasonable possibility that such contravention or default or creation or imposition of a Lien, together with any contraventions and/or defaults and/or Liens so created or imposed and in each case referred to in clauses (1) through (3), inclusive, above, could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and the Restricted Subsidiaries, taken as a whole.

                 SECTION 4.03. Binding Effect. This Agreement constitutes a
                               --------------
valid and binding agreement of the Borrower and the Notes, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of the Borrower.

                  SECTION 4.04.  Financial Information.
                                 ---------------------

                 (a) The consolidated statements of income, stockholders' equity and of cash flows of the Borrower and the Restricted Subsidiaries for the fiscal year ended December 31, 1995 and the related consolidated balance sheets as at the end of such period, a copy of which has been delivered to each of the Banks, fairly present, in all material respects and in conformity with generally accepted accounting principles, the consolidated financial condition of the Borrower and the Restricted Subsidiaries as of such date and their consolidated results of operations and cash flows for such period.

                 (b) The consolidated statements of income and of cash flows of the Borrower and the Restricted Subsidiaries for the six months ended June 30, 1996 and the related consolidated balance sheets as at the end of such period, a copy of which has been delivered to each of the Banks, fairly present, in all material respects and in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (a) above, the consolidated financial condition of the Borrower and the Restricted Subsidiaries as of such date and their consolidated results of operations and cash flows for such six-month period (subject to normal year-end adjustments).

                 (c) The consolidated statements of income, stockholders' equity and of cash flows of the Borrower and the Consolidated Subsidiaries for the fiscal year ended

December 31, 1995 and the related consolidated balance sheets as at the end of such period, reported on by Ernst & Young and set forth in the Borrower's 1995 Form 10-K, a copy of which has been delivered to each of the Banks, fairly present, in all material respects and in conformity with generally accepted accounting principles, the consolidated financial condition of the Borrower and the Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such period.

                 (d) The consolidated statements of income and of cash flows of the Borrower and the Consolidated Subsidiaries for the six months ended June 30, 1996 and the related consolidated balance sheets as at the end of such period, set forth in the Borrower's quarterly report for the fiscal quarter ended June 30, 1996 as filed with the Securities and Exchange Commission on Form 10-Q, a copy of which has been delivered to each of the Banks, fairly present, in all material respects and in conformity with generally accepted accounting principles applied on a basis consistent with the financial statements referred to in subsection (c) above, the consolidated financial condition of the Borrower and the Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such six-month period (subject to normal year-end adjustments).

                 (e) The Annual Statement of each Restricted Insurance Subsidiary for the fiscal year ended December 31, 1995, as filed with the Applicable Insurance Regulatory Authority of such Restricted Insurance Subsidiary, a copy of which has been delivered to each of the Banks, presents the statutory financial condition of such Restricted Insurance Subsidiary in accordance with statutory accounting practices required or permitted by such Applicable Insurance Regulatory Authority, and the amounts carried in the balance sheet referred to therein on account of the actuarial items referred to in clauses (1) through (5), inclusive, of the statement of the Corporate Actuary contained therein (i) are computed in accordance with commonly accepted actuarial standards consistently applied and are fairly stated in accordance with sound actuarial principles, (ii) are based on actuarial assumptions that produce reserves at least as great as those called for in any contract provision and are in accordance with all other contract provisions, (iii) meet the requirements of the insurance laws and regulations of the State in which such Restricted Insurance Subsidiary is domiciled, (iv) make a good and sufficient provision for all unmatured obligations of such Restricted Insurance Subsidiary guaranteed under the terms of its policies, (v) are computed on the basis of assumptions consistent with those used in computing the corresponding items in the

Annual Statement of such Restricted Insurance Subsidiary for the fiscal year ended December 31, 1990, except as noted in the notes thereto and (vi) include provisions for all actuarial reserves and related statement items that ought to be established, and such actuarial methods, considerations and analyses conform to the appropriate Standards of Practice as promulgated by the Actuarial Standards Board, which standards form the basis of this statement of opinion.

                 (f) The Quarterly Statement of each Restricted Insurance Subsidiary for the six months ended June 30, 1996, as filed with the Applicable Insurance Regulatory Authority of such Restricted Insurance Subsidiary, a copy of which has been delivered to each of the Banks, presents the statutory financial condition of such Restricted Insurance Subsidiary in accordance with statutory accounting practices required or permitted by such Applicable Insurance Regulatory Authority.

                 (g) Since June 30, 1996 there has been no material adverse change in the business, financial position, results of operations or prospects of the Borrower and the Restricted Subsidiaries, considered as a whole.

                 SECTION 4.05. Litigation. There is no action, suit or
                               ----------
proceeding pending against, or to the knowledge of the Borrower threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and the Restricted Subsidiaries, taken as a whole, or which in any manner draws into question the validity or enforceability of this Agreement or the Notes.

                 SECTION 4.06. Compliance with ERISA. Each member of the ERISA
                               ---------------------
Group has fulfilled its obligations under the minimum funding standards of ERISA and the Internal Revenue Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Internal Revenue Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Internal Revenue Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under
Section 4007 of ERISA.

                 SECTION 4.07. Taxes. United States Federal income tax returns
                               -----
of the Borrower and its Subsidiaries have been examined and closed through the fiscal year ended December 31, 1988. The Borrower and the Restricted Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any Restricted Subsidiary. The charges, accruals and reserves on the books of the Borrower and the Restricted Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrower, adequate. There has been no failure by any Unrestricted Subsidiary to file any tax return required to be filed by it or to pay any tax when due which failure, together with any other failures referred to in this Section 4.07, could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and the Restricted Subsidiaries, taken as a whole.

                 SECTION 4.08. Subsidiaries. Each of the Restricted Subsidiaries
                               ------------
is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                 SECTION 4.09. Not an Investment Company. Neither the Borrower
                               -------------------------
nor any Restricted Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 SECTION 4.10. Full Disclosure. All information heretofore
                               ---------------
furnished by the Borrower to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrower to the Agent or any Bank will be, true and accurate in all material respects on the date as of which such information is stated or certified. The Borrower has disclosed to the Banks in writing any and all facts known to it which materially and adversely affect or may affect (to the extent the Borrower can now reasonably foresee), the business, operations or financial condition of the Borrower and the Restricted Subsidiaries, taken as a whole, or the ability of the Borrower to perform its obligations under this Agreement.

                                   ARTICLE V

                                   COVENANTS



                 The Borrower agrees that so long as any Bank has any Commitment hereunder or any amount payable under any Note remains unpaid:

                 SECTION 5.01. Financial Statements. The Borrower shall deliver to each of the Banks:

                 (a) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Borrower, consolidated statements of income and of cash flows of the Borrower and the Restricted Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year, accompanied by a certificate of a senior financial officer of the Borrower, which certificate shall state that said financial statements fairly present, in all material respects, the consolidated financial condition and results of operations and cash flows of the Borrower and the Restricted Subsidiaries in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such periods (subject to normal year-end audit adjustments);

                 (b) as soon as available and in any event within 100 days
            after the end of each fiscal year of the Borrower, consolidated statements of income, stockholders' equity and of cash flows of the Borrower and the Restricted Subsidiaries for such year and the related consolidated balance sheets as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements fairly present, in all material respects, the consolidated financial condition and results of operations and cash flows of the Borrower and the Restricted Subsidiaries as at the end of, and for, such fiscal year, and a certificate of such accountants stating that, in making the audit necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default;

                  (c) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Borrower, consolidated statements of income and of cash flows of the Borrower and the Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year, accompanied by a certificate of a senior financial officer of the Borrower, which certificate shall state that said financial statements fairly present, in all material respects, the consolidated financial condition and results of operations and cash flows of the Borrower and the Consolidated Subsidiaries in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such periods (subject to normal year-end audit adjustments);

                  (d) as soon as available and in any event within 100 days
            after the end of each fiscal year of the Borrower, consolidated statements of income, stockholders' equity and of cash flows of the Borrower and the Consolidated Subsidiaries for such year and the related consolidated balance sheets as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements fairly present, in all material respects, the consolidated financial condition and results of operations and cash flows of the Borrower and the Consolidated Subsidiaries as at the end of, and for, such fiscal year;

                  (e) as soon as available and in any event not later than 90 days after the end of each fiscal year of each Restricted Insurance Subsidiary, (i) the Annual Statements of such Restricted Insurance Subsidiary (prepared in accordance with the statutory accounting practices required or permitted by its Applicable Insurance Regulatory Authority) for such fiscal year as filed with such Applicable Insurance Regulatory Authority, together with the opinion thereon of a senior financial officer of such Restricted Insurance Subsidiary stating that such Annual Statements present the statutory financial condition of such Restricted Insurance Subsidiary in accordance with statutory accounting practices required or permitted by such Applicable Insurance Regulatory Authority, and (ii) a certificate of the Corporate Actuary of such Restricted Insurance Subsidiary affirming that the amounts carried in the balance sheet referred to therein on account of the actuarial items referred to in clauses (1) through (5), inclusive, of such certificate (i) are computed in accordance with commonly accepted actuarial standards consistently applied and are fairly stated in accordance with sound actuarial principles, (ii) are based on actuarial assumptions that produce reserves at least as great as those called for in any contract provision and are in accordance with all other contract provisions, (iii) meet the requirements of the insurance laws and regulations of the State in which such Restricted Insurance Subsidiary is domiciled, (iv) make a good and sufficient provision for all unmatured obligations of such Restricted Insurance Subsidiary guaranteed under the terms of its policies, (v) are computed on the basis of assumptions consistent with those used in computing the corresponding items in the Annual Statement of such Restricted Insurance Subsidiary for the preceding fiscal year, except as noted in the notes thereto and (vi) include provisions for all actuarial reserves and related statement items that ought to be established, and affirming that such actuarial methods, considerations and analyses conform to the appropriate Standards of Practice as promulgated by the Actuarial Standards Board, which Standards of Practice form the basis of this certification;

                  (f) as soon as available and in any event within 60 days after the end of each fiscal quarter of each Restricted Insurance Subsidiary (except for the fourth fiscal quarter of any fiscal year), (i) quarterly statutory financial statements of such Restricted Insurance Subsidiary (prepared in accordance with statutory accounting practices required or permitted by its Applicable Insurance Regulatory Authority) for such fiscal quarter as filed with such Applicable Insurance Regulatory Authority, together with the opinion thereon of a senior financial officer of such Restricted Insurance Subsidiary stating that such statutory financial statements present the statutory financial condition of such Restricted Insurance Subsidiary in accordance with statutory accounting practices required or permitted by such Applicable Insurance Regulatory Authority;

                  (g) promptly upon their becoming available, copies of all
            registration statements and regular periodic reports (including, without limitation, Form 8-K), if any, which the Borrower shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

                  (h) promptly upon the mailing thereof to the shareholders of the Borrower generally, copies of all financial statements, reports and proxy statements so mailed;

                  (i) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (iv) applies for a waiver of the minimum funding standard under Section 412 of the Internal Revenue Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (vii) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Borrower setting forth details as to such occurrence and action, if any, which the Borrower or applicable member of the

            ERISA Group is required or proposes to take;

                  (j) promptly after the Borrower knows that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Borrower as taken and proposes to take with respect thereto;

                  (k) promptly upon the occurrence of any change in the rating of any obligation of the Borrower by either Moody's or S&P, a notice setting forth the details thereof; and

                  (l) from time to time such other information regarding the business, affairs or financial condition of the Borrower or any of the Subsidiaries as the Agent, at the request of any Bank, may reasonably request, if the requesting Bank in good faith determines that such information is or may be necessary or useful to it to determine or monitor the Borrower's compliance with the provisions of this Agreement.

       The Borrower will furnish to each Bank, at the time it furnishes each set of financial statements pursuant to paragraph (a), (b), (c) or (d) above, a certificate of a senior financial officer of the Borrower (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Borrower has taken and proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 5.08 and 5.09 as of the end of the respective fiscal quarter or fiscal year.

                 SECTION 5.02. Litigation. The Borrower shall promptly give to
                               ----------
each Bank notice of all legal or arbitral actions, suits and proceedings, and of all actions, suits and proceedings by or before any governmental or regulatory authority or agency, affecting the Borrower or any Subsidiary, except actions, suits and proceedings which in the aggregate, if adversely determined, would not, in the judgment of the Borrower, have a material adverse effect on the business, consolidated financial condition or consolidated results of operations of the Borrower and the Restricted Subsidiaries, taken as a whole.

                 SECTION 5.03.  Corporate Existence, Etc.  Except as provided in
                                ------------------------
Section 5.05, the Borrower shall, and shall cause each Restricted Subsidiary to: preserve and maintain its corporate existence and all of its material rights, privileges and franchises; comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would materially and adversely affect the consolidated financial condition or operations, or the business taken as a whole, of the Borrower and the Restricted Subsidiaries; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted; permit one or more representatives acting on behalf of all of the Banks, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Required Banks for the purposes described in Section 5.01(l), provided that such representatives shall have the right to copy and make
--------
extracts from such books and records only after the occurrence and during the continuance of a Default; and keep insured by financially sound and reputable insurers all property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations and/or self insure all property, in a manner and in amounts, in accordance with generally accepted actuarial and accounting principles.

                 SECTION 5.04. Use of Proceeds. The Borrower shall use the
                               ---------------
proceeds of the Loans hereunder to finance general corporate activities (including, without limitation, the repurchase of stock of the Borrower and the purchase of stock of other companies) in compliance with all applicable legal and regulatory requirements, including, without limitation, the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including, without limitation, Regulations U and X.

                 SECTION 5.05. Prohibition of Fundamental Changes. The Borrower
                               ----------------------------------
shall not, nor shall it permit any Restricted Subsidiary to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or assets, whether now owned or hereafter acquired (including, without limitation, receivables and leasehold interests, but excluding (i) any inventory or other assets sold or disposed of in the ordinary course of business according to ordinary business terms and (ii) obsolete or worn-out property) or make any material change in its present method of conducting business except that:

                  (a) any Restricted Subsidiary may merge with or consolidate into (i) the Borrower if the Borrower shall be the surviving corporation or (ii) any other Restricted Subsidiary;

                  (b) any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or another Restricted Subsidiary;

                  (c) (I) the Borrower may merge with or consolidate into any other Person if the Borrower is the surviving corporation; (II) the Borrower may merge with or consolidate into any other Person where the Borrower is not the surviving corporation and may transfer substantially all its assets as an entirety to any other Person, if, but only if (i) the corporation into which the Borrower is merged or formed by such consolidation or the Person which acquires substantially all the Borrower's assets as an entirety is a corporation organized and existing under the laws of the United States or any State thereof, and shall expressly assume, by an agreement executed and delivered to the Agent and the Banks and in form and substance satisfactory to the Agent and the Banks, the due and punctual payment of the principal of, and interest on, all Loans then outstanding or thereafter made hereunder and the due and punctual payment of all other amounts then outstanding or thereafter required to be paid hereunder and the performance of every covenant and agreement contained herein, (ii) after giving effect to such merger, consolidation or transfer, no Default shall exist hereunder,
            (iii) the corporation referred to in clause (i) above shall have outstanding senior unsecured long-term Indebtedness rated at least A- by S&P and at least A3 by Moody's or, if no such Indebtedness is outstanding, the Borrower shall have provided written evidence from S&P and Moody's to the Banks, such evidence to be satisfactory to the Required Banks, that, if such corporation had such Indebtedness outstanding, such Indebtedness would be rated at least A- by S&P and at least A3 by Moody's and (iv) at the time of such merger, consolidation or transfer the Borrower and the Restricted Subsidiaries would be permitted to incur at least $1.00 of additional Funded Indebtedness under Section 5.09, provided that
                                                                  --------
            no such transfer shall have the effect of releasing the Borrower from any of its obligations hereunder or under the Notes; and (III) a Restricted Subsidiary may merge or consolidate with or into or transfer substantially all its assets as an entirety to any other Person if the surviving or transferee corporation is or contemporaneously therewith becomes a Restricted Subsidiary; provided that in each case, after giving effect to such merger,
            --------
            consolidation or transfer, (i) no Default shall exist hereunder,
            (ii) the Borrower's outstanding senior unsecured long-term Indebtedness shall be rated at least A- by S&P and at least A3 by Moody's or, if no such Indebtedness is outstanding, if the Borrower provides written evidence from S&P and Moody's to the Banks, such evidence to be satisfactory to the Required Banks, to the effect that, if the Borrower had any such Indebtedness outstanding at such time, such Indebtedness would be rated at least A- by S&P and at least A3 by Moody's and (iii) the Borrower and the Restricted Subsidiaries would be permitted to incur at least $1.00 of additional Funded Indebtedness under Section 5.09;

                  (d) the Borrower or any Restricted Subsidiary may change its present lines of business or, in connection therewith, may abandon or otherwise dispose of any material rights, privileges and franchises, or its present method of conducting business if such change, abandonment or disposition will not, in the Borrower's Board of Directors' good faith judgment, have a material adverse effect on the business, operations, property, financial or other condition of the Borrower and the Restricted Subsidiaries, taken as a whole;

                  (e) the Borrower or any Restricted Subsidiary may, in any
            fiscal quarter of the Borrower, convey, sell, lease, transfer or otherwise dispose of assets (not otherwise permitted under this
            Section 5.05 to be disposed of) which, together with all other assets (not otherwise permitted under this Section 5.05 to be disposed of) theretofore so disposed of in such fiscal quarter and in the immediately preceding three consecutive fiscal quarters of the Borrower, have a book value not exceeding in the aggregate 20% of Total Assets as at the first day of such period of three consecutive fiscal quarters so long as (i) any such conveyance, sale, lease, transfer or other disposition, together with all such conveyances, sales, leases, transfers or other dispositions since the first day of such period of three consecutive fiscal quarters, will not, in the Borrower's Board of Directors' good faith judgment, have a material adverse effect on the business, operations, property or financial or other condition of the Borrower and the Restricted Subsidiaries, taken as a whole and (ii) after giving effect to such conveyance, sale, lease, transfer or other disposition, no Default exists and the Borrower and the Restricted Subsidiaries would be permitted to incur at least $1.00 of additional Funded Indebtedness under Section 5.09; provided that the aggregate book value of all
                                --------
            assets conveyed, sold, leased, transferred or otherwise disposed of during such fiscal quarter and the immediately preceding three consecutive fiscal quarters shall not exceed 10% of Total Assets as at such first day except to the extent that such assets were first acquired by the Borrower or any Restricted Subsidiary, taken together, not earlier than one year prior to such conveyance, sale, lease, transfer or other disposition; and

                  (f) the Borrower or any Restricted Subsidiary may sell, lease, transfer or otherwise dispose of real property (and personal property necessary to the use thereof) acquired by the Borrower or such Restricted Subsidiary, as the case may be, pursuant to foreclosure proceedings or by deed in lieu of foreclosure;

provided that none of the foregoing shall prevent the Borrower or any Restricted
--------
Subsidiary from conveying, selling, leasing, transferring or otherwise disposing of any Home Office Properties the fair market value of which in the aggregate does not exceed $100,000,000.

                 SECTION 5.06. Limitation on Liens. The Borrower shall not, nor
                               -------------------
shall it permit any Restricted Subsidiary to, create, incur, assume or suffer to exist, any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except:

                  (a) Liens, not otherwise excepted hereunder, existing on the date of this Agreement, which Liens do not secure Indebtedness in an aggregate principal amount in excess of $20,000,000;

                  (b) Liens arising in the ordinary course of its business which (i) do not secure Indebtedness, (ii) in the case of any judgment or order for the payment of money, do not secure any judgment or order for the payment of money in an amount exceeding $10,000,000 and (iii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

                  (c) Liens on assets of corporations which become Restricted Subsidiaries after the date of this Agreement, provided that such
                                                           --------
            Liens are in existence at the time the respective corporations become Restricted Subsidiaries and were not created in anticipation thereof;

                  (d) Liens upon real and/or tangible personal property acquired after the date hereof (by purchase, construction or otherwise) by the Borrower or any Restricted Subsidiary, each of which Liens either (A) existed on such property before the time of its acquisition and was not created in anticipation thereof, or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of the respective property; provided that no such Lien shall extend to or cover any property of
            --------
            the Borrower or such Restricted Subsidiary other than the respective property so acquired and improvements thereon and no such Lien shall secure any additional Indebtedness; and provided further that the
                                                    -------- -------
            principal amount of Indebtedness secured by any such Lien shall at no time exceed the cost of the respective property at the time it was acquired (by purchase, construction or otherwise);

                  (e) Liens created after the Effective Date upon real and/or personal property securing Indebtedness incurred after the Effective Date, provided that the aggregate Indebtedness secured thereby shall
                  --------
            not at any time exceed 7.5% of Total Stockholders' Equity; and

                  (f)  any extension, renewal or replacement of the foregoing,

            provided, however, that the Liens permitted hereunder shall not
            --------  -------
            secure any additional Indebtedness (if applicable) or cover any additional property.

                 SECTION 5.07.  Transactions with Affiliates.  The
                                ----------------------------

       Borrower will not, nor will it permit any Restricted Subsidiary to, directly or indirectly, enter into any transaction with or for the benefit of any Affiliate (including, without limitation, transfers of assets to or from an Affiliate and guarantees and assumptions of obligations of an Affiliate) other than transactions with Affiliates (i) otherwise permitted by this Agreement or (ii) (x) entered into on an arm's length basis, on terms no more favorable to such Affiliate than would be available to unrelated Persons and (y) after giving effect to which the Borrower and the Restricted Subsidiaries would be permitted to incur at least $1.00 of additional Funded Indebtedness under Section 5.09.

                 SECTION 5.08.  Minimum Total Stockholders' Equity.  The
                                ----------------------------------
       Borrower shall not permit at any time Total Stockholders' Equity to be less than 10% of Total Assets.

                 SECTION 5.09.  Ratio of Funded Indebtedness to Total Capital.
                                ---------------------------------------------
       The Borrower shall not, nor shall it permit any Restricted Subsidiary to, incur or otherwise become liable in respect of any Funded Indebtedness (including, without limitation the borrowing of Loans hereunder) unless, after giving effect thereto, the ratio of (i) the aggregate principal amount of Funded Indebtedness to (ii) Total Capital will not exceed 0.35 to 1.

                 SECTION 5.10.  Restricted and Unrestricted Subsidiaries.  The
                                ----------------------------------------
       Borrower may at any time by resolution of its Board of Directors designate any Subsidiary prospectively as a Restricted Subsidiary or as an Unrestricted Subsidiary if, after giving effect to such designation, no Default would exist and the Borrower and the Restricted Subsidiaries would be permitted to incur at least $1.00 of additional Funded Indebtedness under Section 5.09; provided however, that no Subsidiary
                                        -------- -------
       designated by an asterisk on Schedule I hereof as a Restricted Subsidiary may be designated as an Unrestricted Subsidiary; provided further that,
                                                        -------- -------
       if any Unrestricted Subsidiary listed on Schedule I hereof is duly designated pursuant to this Section 5.10 as a Restricted Subsidiary, it may not at any time thereafter be designated as an Unrestricted Subsidiary; and provided further that any designation under this Section
                       -------- -------
       5.10 must remain unchanged over the last day of at least two consecutive fiscal quarters of the Borrower. A certified copy of such resolution, together with a pro forma consolidated balance sheet of the Borrower and the Restricted Subsidiaries as at a date not more than 30 days prior to the effective date of (but giving effect to) such designation, shall be delivered to each Bank no later than five Domestic Business Days prior to the effective date of such designation.



                                   ARTICLE VI

                                    DEFAULTS



                 SECTION 6.01.  Events of Default.  If one or more of the
                                -----------------
       following events ("Events of Default") shall have occurred and be continuing:

                  (a) the Borrower shall fail to pay when due any principal of any Loan, or the Borrower shall fail to pay within five days of the due date thereof any interest on any Loan, any fees or any other amount payable hereunder;

                  (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.04 to 5.10, inclusive, provided
                                                                    --------
            that, if a failure to observe the covenant contained in Section 5.08 occurs and, but only so long as, Total Stockholders' Equity is at least 7% of Total Assets, then the failure to observe such covenant shall not be an Event of Default unless such failure continues for 30 days;

                  (c) the Borrower shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by clause (a) or (b) above) for 30 days after written notice thereof has been given to the Borrower by the Agent at the request of any Bank;

                  (d) any representation, warranty, certification or statement made by the Borrower in this Agreement or in any certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect in any material respect when made (or deemed made);

                  (e) the Borrower or any Restricted Subsidiary or any Insurance Subsidiary shall fail to make any payment in respect of any Material Indebtedness when due or within any applicable grace period;

                  (f) any event or condition shall occur which results in the acceleration of the maturity of any Material Indebtedness of the Borrower or any Restricted Subsidiary or any Insurance Subsidiary or enables the holder of such Material Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof;

                  (g) the Borrower or any Restricted Subsidiary or any Insurance Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                  (h) an involuntary case or other proceeding shall be commenced against the Borrower or any Restricted Subsidiary or any Insurance Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered against the Borrower or any Restricted Subsidiary or any Insurance Subsidiary under the federal bankruptcy laws as now or hereafter in effect;

                  (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $10,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated;

            or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $10,000,000;

                  (j) a judgment or order for the payment of money in excess of $10,000,000 shall be rendered against the Borrower or any Restricted Subsidiary or any Insurance Subsidiary and such judgment or order shall continue unsatisfied and unstayed for a period of 30 days; or

                  (k) any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) of 25% or more of the outstanding shares of common stock of the Borrower; or, during any period of twelve consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall cease to constitute a majority of the board of directors of the Borrower;

       then, and in every such event, the Agent shall, (i) if requested by Banks having more than 50% in aggregate amount of the Commitments, by notice to the Borrower terminate the Commitments and they shall thereupon terminate and (ii) if requested by Banks holding Notes evidencing more than 50% in aggregate principal amount of the Loans, by notice to the Borrower declare the Notes (together with accrued interest thereon) to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that in the case of any of
                                          --------
       the Events of Default specified in clause (g) or (h) above with respect to the Borrower, without any notice to the Borrower or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                 SECTION 6.02.  Notice of Default.  The Agent shall give notice
                                -----------------
       to the Borrower under Section 6.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                  ARTICLE VII

                                   THE AGENT



                 SECTION 7.01. Appointment and Authorization. Each Bank
                               -----------------------------
irrevocably appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the Notes as are delegated to the Agent by the terms hereof or thereof, together with all such powers as are reasonably incidental thereto.

                 SECTION 7.02. Agent and Affiliates. Morgan Guaranty Trust
                               --------------------
Company of New York shall have the same rights and powers under this Agreement as any other Bank and may exercise or refrain from exercising the same as though it were not the Agent, and Morgan Guaranty Trust Company of New York and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Subsidiary or affiliate of the Borrower as if it were not the Agent hereunder.

                 SECTION 7.03. Action by Agent. The obligations of the Agent
                               ---------------
hereunder are only those expressly set forth herein. Without limiting the generality of the foregoing, the Agent shall not be required to take any action with respect to any Default, except as expressly provided in Article VI.

                 SECTION 7.04. Consultation with Experts. The Agent may consult
                               -------------------------
with legal counsel (who may be counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

                 SECTION 7.05. Liability of Agent. Neither the Agent nor any of
                               ------------------
its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection herewith (i) with the consent or at the request of the Required Banks or (ii) in the absence of its own gross negligence or willful misconduct. Neither the Agent nor any of its affiliates nor any of their respective directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify (i) any statement, warranty or representation made in connection with this Agreement or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of the Borrower; (iii) the satisfaction of any condition specified in Article III, except receipt of items required to be delivered to the Agent; or (iv) the validity, effectiveness or genuineness of this Agreement, the Notes or any other instrument or writing furnished in connection herewith. The Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties.

                 SECTION 7.06. Indemnification. Each Bank shall, ratably in
                               ---------------
accordance with its initial Commitment, indemnify the Agent, its affiliates and their respective directors, officers, agents and employees (to the extent not reimbursed by the Borrower) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such indemnitees' gross negligence or willful misconduct) that such indemnitees may suffer or incur in connection with this Agreement or any action taken or omitted by such indemnitees hereunder.

                 SECTION 7.07. Credit Decision. Each Bank acknowledges that it
                               ---------------
has, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under this Agreement.

                 SECTION 7.08. Successor Agent. The Agent may resign at any time by giving notice thereof to the Banks and the Borrower, and such notice shall be effective on the date specified therein (unless otherwise stated therein) whether or not a successor Agent is appointed and accepts such appointment as provided below. Upon any such resignation, the Required Banks shall have the right to appoint a successor Agent with the consent of the Borrower. If no such successor Agent shall have been so appointed, and shall have accepted such appointment, within 30 days after the retiring Agent gives notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of its appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent.

                 SECTION 7.09. Agent's Fee. The Borrower shall pay to the Agent
                               -----------
for its own account fees in the amounts and at the times previously agreed upon between the Borrower and the Agent.




                                  ARTICLE VIII

                            CHANGE IN CIRCUMSTANCES



                 SECTION 8.01. Basis for Determining Interest Rate Inadequate or
                               -------------------------------------------------
Unfair. If on or prior to the first day of any Interest Period for any Fixed
------
Rate Borrowing:

                  (a) the Agent is advised by the Reference Banks that deposits in dollars (in the applicable amounts) are not being offered to the Reference Banks in the relevant market for such Interest Period, or

                  (b) in the case of a Committed Borrowing, Banks having 50% or more of the aggregate amount of the Commitments advise the Agent that the Adjusted CD Rate or the London Interbank Offered Rate, as the case may be, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding their CD Loans or Euro-Dollar Loans, as the case may be, for such Interest Period, the Agent shall forthwith give notice thereof to the Borrower and the Banks, whereupon until the Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make CD Loans or Euro-Dollar Loans, as the case may be, shall be suspended. Unless the Borrower notifies the Agent at least two Domestic Business Days before the date of any Fixed Rate Borrowing for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, (i) if such Fixed Rate Borrowing is a Committed Borrowing, such Borrowing shall instead be made as a Base

Rate Borrowing and (ii) if such Fixed Rate Borrowing is a Money Market LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the Base Rate for such day.

                 SECTION 8.02. Illegality. If, on or after the date of this
                               ----------
Agreement, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Euro-Dollar Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for any Bank (or its Euro-Dollar Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrower, whereupon until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such Bank shall designate a different Euro-Dollar Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrower shall immediately prepay in full the then outstanding principal amount of each such Euro-Dollar Loan, together with accrued interest thereon. Concurrently with prepaying each such Euro-Dollar Loan, the Borrower shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

                 SECTION 8.03. Increased Cost and Reduced Return. (a) If on or
                               ---------------------------------
after (x) the date hereof, in the case of any Committed Loan or any obligation to make Committed Loans or (y) the date of the related Money Market Quote, in the case of any Money Market Loan, the adoption of any applicable law, rule or regulation, or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                   (i) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans, or shall change the basis of taxation of payments to any Bank (or its Applicable Lending Office) of the principal of or interest on its Fixed Rate Loans or any other amounts due under this Agreement in respect of its Fixed Rate Loans or its obligation to make Fixed Rate Loans (except for changes in the rate of tax on the overall net income of such Bank or its Applicable Lending Office imposed by the jurisdiction in which such Bank's principal executive office or Applicable Lending Office is located); or

                  (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding (A) with respect to any CD Loan any such requirement included in an applicable Domestic Reserve Percentage and (B) with respect to any Euro-Dollar Loan, any such requirement with respect to which such Bank is entitled to compensation during the relevant Interest Period under Section 2.16), special deposit, insurance assessment (excluding, with respect to any CD Loan, any such requirement reflected in an applicable Assessment Rate) or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Bank (or its Applicable Lending Office) or shall impose on any Bank (or its Applicable Lending Office) or on the United States market for certificates of deposit or the London interbank market any other condition affecting its Fixed Rate Loans, its Note or its obligation to make Fixed Rate Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Fixed Rate Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Note with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction.

                 (b) If any Bank shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change in any such law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on capital of such Bank (or its Parent) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its Parent) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its Parent) for such reduction.

                 (c) Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder (and, to the extent deemed feasible by such Bank, setting forth the calculation thereof) shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

                 SECTION 8.04. Base Rate Loans Substituted for Affected Fixed
                               ----------------------------------------------
Rate Loans. If (i) the obligation of any Bank to make Euro-Dollar Loans has been
----------
suspended pursuant to Section 8.02 or (ii) any Bank has demanded compensation under Section 8.03(a) and the Borrower shall, by at least five Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrower that the circumstances giving rise to such suspension or demand for compensation no longer exist:

                  (a) all Loans which would otherwise be made by such Bank as CD Loans or Euro-Dollar Loans, as the case may be, shall be made instead as Base Rate Loans (on which interest and principal shall be payable contemporaneously with the related Fixed Rate Loans of the other Banks), and

                  (b) after each of its CD Loans or Euro-Dollar Loans, as the case may be, has been repaid, all payments of principal which would otherwise be applied to repay such Fixed Rate Loans shall be applied to repay its Base Rate Loans instead.




                                   ARTICLE IX

                                 MISCELLANEOUS



                 SECTION 9.01. Notices. All notices, requests and other
                               -------
communications to any party hereunder shall be in writing (including bank wire, telecopier, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address or telecopy number set forth on the signature pages hereof, (y) in the case of any Bank, at its address or telecopy number set forth in its Administrative Questionnaire or (z) in the case of any party, such other address or telecopy number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that
                                                                --------
notices to the Agent under Article II or Article VIII shall not be effective until received.

                 SECTION 9.02. No Waivers. No failure or delay by the Agent or
                               ----------
any Bank in exercising any right, power or privilege hereunder or under any Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                 SECTION 9.03. Expenses; Documentary Taxes; Indemnification. (a)
                               --------------------------------------------
The Borrower shall pay (i) all reasonable out-of-pocket expenses of the Agent, including fees and disbursements of Davis Polk & Wardwell, special counsel for the Agent, in connection with the preparation and administration of this Agreement, any waiver or consent hereunder or any amendment hereof or any Default hereunder and (ii) if an Event of Default occurs, all reasonable out-of-pocket expenses incurred by the Agent and each Bank, including fees and disbursements of counsel, in connection with such Event of Default and collection, bankruptcy, insolvency and other enforcement proceedings resulting therefrom. The Borrower shall indemnify each Bank against any transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes.

                 (b) The Borrower agrees to indemnify the Agent and each Bank, their respective affiliates and the respective directors, officers, agents and employees of the foregoing (each an "Indemnitee") and hold each Indemnitee harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) brought or threatened relating to or arising out of this Agreement or any actual or proposed use of proceeds of Loans hereunder; provided that no Indemnitee shall have the right to
                             --------
be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction.

                  SECTION 9.04. Sharing of Set-Offs. Each Bank agrees that if it
                                -------------------
shall, by exercising any right of set-off or counterclaim or otherwise, receive payment of a proportion of the aggregate amount of principal and interest due with respect to any Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of principal and interest due with respect to any Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held by the Banks shall be shared by the Banks pro rata; provided that nothing in this Section shall impair the right of
                --------
any Bank to exercise any right of
set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrower other than its indebtedness under the Notes. The Borrower agrees, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of set-off or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrower in the amount of such participation.

                 SECTION 9.05. Amendments and Waivers. Any provision of this
                               ----------------------
Agreement or the Notes may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that no such amendment or waiver shall, unless signed by all the Banks
--------
(and the Borrower and, if and to the extent provided above, the Agent), (i) increase or decrease the Commitment of any Bank (except for a ratable decrease in the Commitments of all Banks) or subject any Bank to any additional obligation, (ii) reduce the principal of or rate of interest on any Loan or any fees hereunder, except as provided below, (iii) postpone the date fixed for any payment of principal of or interest on any Loan or any fees hereunder or for any reduction or termination of any Commitment or (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement.

                 SECTION 9.06. Successors and Assigns. (a) The provisions of
                               ----------------------
this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Borrower may not assign or otherwise transfer any of its rights under this Agreement without the prior written consent of all Banks, and no Bank may grant participating interests in its Commitment or any of its Loans or assign all or any of its rights and obligations under this Agreement and the Notes in violation of subsections (b) and (c) below, taking into account the applicability of the last sentence of such subsection (b).

                 (b) Any Bank may at any time grant to one or more banks or other institutions (each a "Participant") participating interests in its Commitment or any or all of its Loans. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to the Borrower and the Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and the Borrower and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of the Borrower hereunder including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement; provided that
                                                                  --------
       such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in clause (i), (ii) or (iii) of Section 9.05 without the consent of the Participant. The Borrower agrees that each Participant shall, to the extent provided in its participation agreement and subject to subsection
       (e) below, be entitled to the benefits of Article VIII and Section 2.16 with respect to its participating interest. An assignment or other transfer which is not permitted by subsection (c) or (d) below shall be given effect for purposes of this Agreement only to the extent of a participating interest granted in accordance with this subsection (b).

                 (c) Any Bank may at any time assign to one or more banks or other institutions (each an "Assignee") all, or a proportionate part of all, of its rights and obligations under this Agreement and the Notes, and such Assignee shall assume such rights and obligations, pursuant to an Assignment and Assumption Agreement in substantially the form of Exhibit G hereto executed by such Assignee and such transferor Bank, with (and subject to) the subscribed consent of the Borrower and the Agent;

       provided that if an Assignee is an affiliate of such transferor Bank, no
       --------
       such consent shall be required; provided further that such assignment
                                       -------- -------
       may, but need not, include rights of the transferor Bank in respect of outstanding Money Market Loans; and provided further that such assignment
                                           -------- -------
       shall be in a principal amount not less than $10,000,000. Upon execution and delivery of such instrument and payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, such Assignee shall be a Bank party to this Agreement and shall have all the rights and obligations of a Bank with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this subsection (c), the transferor Bank, the Agent and the Borrower shall make appropriate arrangements so that, if required, a new Note is issued to the Assignee. In connection with any such assignment, the transferor Bank shall pay to the Agent an administrative fee for processing such assignment in the amount of $2,000. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.15.

                 (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.

                 (e) No Assignee, Participant or other transferee of any Bank's rights shall be entitled to receive any greater payment under Section
       8.03 than such Bank would have been entitled to receive with respect to the rights transferred, unless such transfer is made with the Borrower's prior written consent or by reason of the provisions of Section 8.02 or
       8.03 requiring such Bank to designate a different Applicable Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

                 SECTION 9.07.  Collateral.  Each of the Banks represents to the
                                ----------
Agent and each of the other Banks that it in good faith is not relying upon any "margin stock" (as defined in Regulation U) as collateral in the extension or maintenance of the credit provided for in this Agreement.

                 SECTION 9.08.  Governing Law; Submission to Jurisdiction.  This
                                -----------------------------------------
Agreement and each Note shall be governed by and construed in accordance with the laws of the State of New York. The Borrower hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                 SECTION 9.09.  Counterparts; Integration.  This
                                -------------------------

Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

                 SECTION 9.10.  Confidentiality.  The Agent and each Bank agree
                                ---------------
that they will maintain the confidentiality of any material information provided under, or in connection with, this Agreement by or on behalf of the Borrower that has been identified by the Borrower as confidential or that the Agent or such Bank knows, or has reason to know, is confidential (hereinafter collectively called "Confidential Information"), subject to the Agent's and each Bank's (a) obligation to disclose any such Confidential Information pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such Confidential Information to its bank examiners, auditors, counsel and other professional advisors and to other Banks, (c) right to disclose any such Confidential Information in connection with any litigation or dispute involving one or more of the Banks or the Agent and the Borrower, provided that the Banks so involved
                                            --------
or the Agent, as the case may be, shall provide the Borrower with reasonable notice of the disclosure of such Confidential Information solely to enable the Borrower to attempt to obtain a court order limiting the disclosure thereof outside of the scope of such litigation or dispute but only if such notice is not prejudicial to such Banks or the Agent and (d) right to provide such information to participants, prospective participants or prospective assignees pursuant to Section 9.06 if such participant, prospective participant or prospective assignee agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section 9.10 as if it were a "Bank" party hereto. Notwithstanding the foregoing, any such information supplied to a Bank, participant, prospective participant or prospective assignee under this Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                 UNUM CORPORATION



                                 By /s/ Timothy W. Ludden
                                    ----------------------------
                                    Title:Vice President & Treasurer
                                 2211 Congress Street
                                 Portland, Maine  04122
                                 Telecopy number: 207-770-4387

       Commitments
       -----------

       $48,000,000     MORGAN GUARANTY TRUST COMPANY
                         OF NEW YORK



                         By /s/ Jerry J. Fall
                            ----------------------------
                            Title: Vice President


       $46,000,000     ABN AMRO BANK N.V.,
                         NEW YORK BRANCH



                         By /s/ David B. Martens
                            ----------------------------
                            Title: Vice President


                         By  /s/ David W. Eastep
                             ----------------------------
                             Title: Asst. Vice President


       $46,000,000     THE BANK OF NEW YORK



                         By /s/ Lizanne T. Eberle
                            ----------------------------
                            Title: Vice President


       $46,000,000     BANK OF TOKYO-MITSUBISHI
                         TRUST COMPANY



                         By /s/ Margaret Sunier
                            -------------------------------
                            Title: Vice President & Manager


       $46,000,000     FLEET BANK OF MAINE



                          By /s/ Tracy L. Hawkins
                             ----------------------------
                             Title: Vice President

       Commitments
       -----------

       $46,000,000     MELLON BANK, N.A.



                         By /s/ Susan M. Whitewood
                            ----------------------------
                            Title: Asst. Vice President


       $46,000,000     WACHOVIA BANK OF GEORGIA, N.A.



                          By /s/ Terence A. Snellings
                             ----------------------------
                             Title: Senior Vice President


       $23,000,000     THE FIRST NATIONAL BANK OF BOSTON



                           By /s/ Stewart P. Neff
                              ----------------------------
                              Title: Managing Director


       $23,000,000     THE CHASE MANHATTAN BANK



                           By /s/ Peter W. Platten
                              ----------------------------
                              Title: Vice President


       $23,000,000     CIBC INC.



                            By /s/ David B. Walsh
                               ----------------------------
                               Title: Managing Director


       $23,000,000     THE DAI-ICHI KANGYO BANK, LTD.,
                         NEW YORK BRANCH



                            By  /s/ Kim P. Leary
                                ----------------------------
                                Title: Vice President

       Commitments
       -----------

       $23,000,000     THE FIRST NATIONAL BANK OF CHICAGO



                            By  /s/ Frances A. Melville
                                ----------------------------
                                Title: Corp. Banking Officer


       $23,000,000     THE INDUSTRIAL BANK OF JAPAN,



                            By /s/ Takuya Honjo
                               ----------------------------
                               Title: Senior Vice President


       $23,000,000     THE SUMITOMO BANK, LIMITED,
                                   NEW YORK BRANCH



                            By /s/ Yoshinori Kawamura
                               ----------------------------
                               Title: Joint General Manager


       $15,000,000     CREDIT LYONNAIS NEW YORK BRANCH



                            By /s/ Sebastian Rocco
                               ----------------------------
                               Title: First Vice President



       _________________

       Total Commitments

       $500,000,000
       =================

                                 MORGAN GUARANTY TRUST COMPANY
                                   OF NEW YORK, as Agent



                                   By /s/ Jerry J. Fall
                                      ---------------------------
                                      Title: Vice President
                                   60 Wall Street
                                   New York, New York  10260-0060
                                   Attention:  Jerry J. Fall
                                   Telecopy number:  212-648-9956

                                                      EXHIBIT A




                                     NOTE




                                               New York, New York
                                                           , 19




                 For value received, UNUM Corporation, a Delaware corporation (the "Borrower"), promises to pay to the order of

(the "Bank"), for the account of its Applicable Lending Office, the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below on the last day of the Interest Period relating to such Loan. The Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York.

                 All Loans made by the Bank, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding shall be endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of
                                                  --------
the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

                 This note is one of the Notes referred to in the Credit Agreement dated as of October 29, 1996 among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent (as the same may be amended from time to time, the "Credit

Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment hereof and the acceleration of the maturity hereof.


                                      UNUM CORPORATION



                                      By________________________
                                         Title:

                        LOANS AND PAYMENTS OF PRINCIPAL



__________________________________________________________________

                                 Amount of
       Amount of       Type of   Principal      Maturity   Notation
Date   Loan            Loan      Repaid         Date       Made By
__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

__________________________________________________________________

                                                      EXHIBIT B



                      Form of Money Market Quote Request
                      ----------------------------------




                                               [Date]




To:    Morgan Guaranty Trust Company of New York
           (the "Agent")

From:  UNUM Corporation

Re:    Credit Agreement (the "Credit Agreement") dated as of October 29,
           1996 among the Borrower, the Banks listed on the signature pages thereof and the Agent


           We hereby give notice pursuant to Section 2.03 of the Credit Agreement that we request Money Market Quotes for the following proposed Money Market Borrowing(s):


Date of Borrowing:  __________________

Principal Amount*             Interest Period**
----------------              ---------------
$


           Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]


--------------
   * Amount must be $10,000,000 or a larger multiple of $1,000,000.

  ** Not less than one month (LIBOR Auction) or not less than 7 days (Absolute
     Rate Auction), subject to the provisions of the definition of Interest Period.

     Terms used herein have the meanings assigned to them in the Credit
Agreement.


                                      UNUM CORPORATION



                                      By________________________
                                         Title:

                                                      EXHIBIT C



                  Form of Invitation for Money Market Quotes
                  ------------------------------------------




To:    [Name of Bank]

Re:    Invitation for Money Market Quotes to UNUM
       Corporation (the "Borrower")


       Pursuant to Section 2.03 of the Credit Agreement dated as of October 29, 1996 among the Borrower, the Banks parties thereto and the undersigned, as Agent, we are pleased on behalf of the Borrower to invite you to submit Money Market Quotes to the Borrower for the following proposed Money Market Borrowing(s):

Date of Borrowing:  __________________

Principal Amount           Interest Period
----------------           ---------------


$

       Such Money Market Quotes should offer a Money Market [Margin] [Absolute Rate]. [The applicable base rate is the London Interbank Offered Rate.]

       Please respond to this invitation by no later than [2:00 P.M.] [9:15 A.M.] (New York City time) on [date].


                                      MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK


                                      By______________________
                                         Authorized Officer

                                                      EXHIBIT D



                           Form of Money Market Quote
                           --------------------------


       To:    Morgan Guaranty Trust Company of New York,
                    as Agent

       Re:    Money Market Quote to UNUM Corporation (the "Borrower")


                 In response to your invitation on behalf of the Borrower dated _____________, 19__, we hereby make the following Money Market Quote on the following terms:

       1.  Quoting Bank:  ________________________________

       2.   Person to contact at Quoting Bank:

            _____________________________

       3.   Date of Borrowing: ____________________*

       4. We hereby offer to make Money Market Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

         Principal     Interest                   Money Market
         Amount/**/   Period/***/       [Margin/****/] [Absolute Rate/*****/]
        -----------   -----------       -------------------------------------

       $

       $

            [Provided, that the aggregate principal amount of Money Market Loans for which the above offers may be accepted shall not exceed $____________.]/**/

       ____________________

       /*/As specified in the related Invitation.

       /**/Principal amount bid for each Interest Period may not exceed principal amount requested. Specify aggregate limitation if the sum of the individual offers exceeds the amount the Bank is willing to lend. Bids must be made for $5,000,000 or a larger multiple of $1,000,000.

                    (notes continued on following page)

                 We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of October 29, 1996 among the Borrower, the Banks listed on the signature pages thereof and yourselves, as Agent, irrevocably obligates us to make the Money Market Loan(s) for which any offer(s) are accepted, in whole or in part.


                                      Very truly yours,

                                      [NAME OF BANK]


       Dated:_______________      By:__________________________
                                         Authorized Officer




       ____________________

       /***/Not less than one month or not less than 7 days, as specified in the related Invitation. No more than five bids are permitted for each Interest Period.

       /****/Margin over or under the London Interbank Offered Rate determined for the applicable Interest Period. Specify percentage (to the nearest 1/10,000 of 1%) and specify whether "PLUS" or "MINUS".

       /*****/Specify rate of interest per annum (to the nearest 1/10,000th of 1%).

                                                      EXHIBIT E



                                   OPINION OF
                            COUNSEL FOR THE BORROWER
                            ------------------------




                                             [Effective Date]


       To the Banks and the Agent
         Referred to Below
       c/o Morgan Guaranty Trust Company
         of New York, as Agent
       60 Wall Street
       New York, New York  10260

       Dear Sirs:

                 I am General Counsel of UNUM Corporation. This opinion is being rendered to you pursuant to Section 3.01(c) of the Credit Agreement (the "Credit Agreement") dated as of October 29, 1996 among the Borrower, the banks listed on the signature pages thereof and Morgan Guaranty Trust Company of New York, as Agent. Terms defined in the Credit Agreement are used herein as therein defined.

                 I have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as I have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, I am of the opinion that:

                 1. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                 2. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of the Borrower or any Restricted Subsidiary or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Borrower or any Restricted Subsidiary or result in the creation or imposition of any Lien on any asset of the Borrower or any Restricted Subsidiary.

                 3. The Credit Agreement constitutes a valid and binding agreement of the Borrower, and the Notes constitute valid and binding obligations of the Borrower, in each case enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                 4. There is no action, suit or proceeding pending against, or to the best of my knowledge threatened against or affecting, the Borrower or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official, in which there is a reasonable possibility of an adverse decision which could materially adversely affect the business, consolidated financial position or consolidated results of operations of the Borrower and the Restricted Subsidiaries, taken as a whole, or which in any manner draws into question the validity or enforceability of the Credit Agreement or the Notes.

                 5. Each of the Restricted Subsidiaries is a corporation validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                 6. Neither the Borrower nor any Restricted Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 Although I am not admitted to the Bar of the State of New York, I am competent to give this opinion.

                                    Very truly yours,

                                                           EXHIBIT F




                                   OPINION OF
                     DAVIS POLK & WARDWELL, SPECIAL COUNSEL
                                    FOR THE AGENT
                     --------------------------------------




                                          [Effective Date]


       To the Banks and the Agent
         Referred to Below
       c/o Morgan Guaranty Trust Company
         of New York, as Agent
       60 Wall Street
       New York, New York  10260

       Dear Sirs:

                 We have participated in the preparation of the Credit Agreement (the "Credit Agreement") dated as of October 29, 1996 among UNUM Corporation, a Delaware corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks") and Morgan Guaranty Trust Company of New York, as Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 3.01(d) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

                 We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, we are of the opinion that:

                 1. The execution, delivery and performance by the Borrower of the Credit Agreement and the Notes are within the Borrower's corporate powers and have been duly authorized by all necessary corporate action.

                 2. The Credit Agreement constitutes a valid and binding agreement of the Borrower, and the Notes constitute valid and binding obligations of the Borrower, in each case enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                 We are members of the Bar of the State of New York and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware. In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction (except the State of New York) in which any Bank is located which limits the rate of interest that such Bank may charge or collect.

                 This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent.

                                      Very truly yours,

                                                        EXHIBIT G



                      ASSIGNMENT AND ASSUMPTION AGREEMENT




                 AGREEMENT dated as of _________, 19__ among [ASSIGNOR] (the "Assignor"), [ASSIGNEE] (the "Assignee"), UNUM CORPORATION (the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                              W I T N E S S E T H
                              - - - - - - - - - -


                 WHEREAS, this Assignment and Assumption Agreement (the "Agreement") relates to the Credit Agreement dated as of October 29, 1996 among the Borrower, the Assignor and the other Banks party thereto, as Banks, and the Agent (the "Credit Agreement");

                 WHEREAS, as provided under the Credit Agreement, the Assignor has a Commitment to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $__________;

                 WHEREAS, Committed Loans made to the Borrower by the Assignor under the Credit Agreement in the aggregate principal amount of $__________ are outstanding at the date hereof; and

                 WHEREAS, the Assignor proposes to assign to the Assignee all of the rights of the Assignor under the Credit Agreement in respect of a portion of its Commitment thereunder in an amount equal to $__________ (the "Assigned Amount"), together with a corresponding portion of its outstanding Committed Loans, and the Assignee proposes to accept assignment of such rights and assume the corresponding obligations from the Assignor on such terms;

                 NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

                 SECTION 1.  Definitions. All capitalized terms not otherwise
                             -----------
       defined herein shall have the respective meanings set forth in the Credit Agreement.

                 SECTION 2.  Assignment.  The Assignor hereby
                             ----------
       assigns and sells to the Assignee all of the rights of the Assignor under the Credit Agreement to the extent of the Assigned Amount, and the Assignee hereby accepts such assignment from the Assignor and assumes all of the obligations of the Assignor under the Credit Agreement to the extent of the Assigned Amount, including the purchase from the Assignor of the corresponding portion of the principal amount of the Committed Loans made by the Assignor outstanding at the date hereof. Upon the execution and delivery hereof by the Assignor, the Assignee, the Borrower and the Agent and the payment of the amounts specified in Section 3 required to be paid on the date hereof (i) the Assignee shall, as of the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement with a Commitment in an amount equal to the Assigned Amount, and (ii) the Commitment of the Assignor shall, as of the date hereof, be reduced by a like amount and the Assignor released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee. The assignment provided for herein shall be without recourse to the Assignor.

                 SECTION 3.  Payments.  As consideration for the assignment and
                             --------
       sale contemplated in Section 2 hereof, the Assignee shall pay to the Assignor on the date hereof in Federal funds the amount heretofore agreed between them. It is understood that commitment and/or facility fees accrued to the date hereof are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

                 [SECTION 4.  Consent of the Borrower and the Agent.  This
                              -------------------------------------
       Agreement is conditioned upon the consent of the Borrower and the Agent pursuant to Section 9.06(c) of the Credit Agreement. The execution of this Agreement by the Borrower and the Agent is evidence of this consent. Pursuant to Section 9.06(c) the Borrower agrees to execute

------------------
* Amount should combine principal together with accrued interest and breakage compensation, if any, to be paid by the Assignee, net of any portion of any upfront fee to be paid by the Assignor to the Assignee. It may be preferable in an appropriate case to specify these amounts generically or by formula rather than as a fixed sum.

       and deliver a Note payable to the order of the Assignee to evidence the assignment and assumption provided for herein.]

                 SECTION 5.  Non-Reliance on Assignor.  The Assignor makes no
                             ------------------------
       representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Borrower, or the validity and enforceability of the obligations of the Borrower in respect of the Credit Agreement or any Note. The Assignee acknowledges that it has, independently and without reliance on the Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower.

                 SECTION 6.  Governing Law.  This Agreement shall be governed by
                             -------------
       and construed in accordance with the laws of the State of New York.

                 SECTION 7.  Counterparts.  This Agreement may be signed in any
                             ------------
       number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                      [ASSIGNOR]


                                      By_________________________
                                        Title:



                                      [ASSIGNEE]


                                      By__________________________
                                        Title:

                                      UNUM CORPORATION


                                      By__________________________
                                        Title:


                                      MORGAN GUARANTY TRUST COMPANY
                                        OF NEW YORK


                                      By__________________________
                                        Title:

                                                                  CONFORMED COPY


                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


     AMENDMENT dated as of June 30, 1997 (the "Amendment") to the Credit Agreement dated as of October 29, 1996 (the "Credit Agreement") among UNUM CORPORATION (the "Borrower"), the BANKS listed therein (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                             W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement to allow the Borrower to present quarterly financial information consolidated in accordance with GAAP when certain conditions are satisfied;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2. Financial Information. (a) Section 5.01(a) of the Credit Agreement is deleted in its entirety.

     (b) Section 5.01 of the Credit Agreement is further hereby amended by adding a new sentence at the end of thereof to read as follows:

     "The Borrower shall be deemed to have delivered the financial statements referred to in subsection (c) and (d) above when it has (i) posted such financials on the Internet website of the Securities and Exchange Commission (http://www.sec.gov) or on the Internet website of the Borrower as it shall have previously provided to the Banks, and (ii) notified the Banks of such posting; provided if a Bank requests the financial statements to be delivered in hard copies, the Borrower shall furnish to the Bank such statements accordingly."

     Section 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement are true and (ii) no Default has occurred and is continuing.

     Section 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 6. Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received (on or prior to August 22, 1997) from each of the Borrower and the Required Banks a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.




                         UNUM CORPORATION


                         By:/s/    Timothy W. Ludden
                            ----------------------------------
                            Name:  Timothy W. Ludden
                            Title: Vice President and
                                    Corporate Treasurer

                         2211 Congress Street
                         Portland, Maine 04122
                         Telecopy Number: 207-770-4387

                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK


                         By:/s/    Jerry J. Fall
                            ---------------------------------
                            Name:  Jerry J. Fall
                            Title: Vice President


                         ABN AMRO BANK N.V., NEW YORK BRANCH


                         By:/s/    Bruce D. Ballentine
                            ----------------------------------
                            Name:  Bruce D. Ballentine
                            Title: Vice President

                         By:/s/    Victor J. Fennon
                            ----------------------------------
                            Name:  Victor J. Fennon
                            Title: Vice President


                         THE BANK OF NEW YORK


                         By:/s/    Lizanne T. Eberle
                            ---------------------------------
                            Name:  Lizanne T. Eberle
                            Title: Vice President


                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                         By:/s/    J. Beckwith
                            ---------------------------------
                            Name:  J. Beckwith
                            Title: Vice President


                         FLEET BANK OF MAINE


                         By:/s/    Tracy L. Hawkins
                            --------------------------------
                            Name:  Tracy L. Hawkins
                            Title: Vice President


                         MELLON BANK, N.A.


                         By:/s/    Joanna Patterson
                            --------------------------------
                            Name:  Joanna Patterson
                            Title: Officer


                         WACHOVIA BANK OF GEORGIA, N.A.


                         By:/s/ Kathleen H. Reedy
                            --------------------------------
                            Name:  Kathleen H. Reedy
                            Title: Vice President


                         BANKBOSTON, N.A.


                         By:/s/    Karen A. Gallagher

                            ---------------------------------
                            Name:  Karen A. Gallagher
                            Title: Vice President


                         THE CHASE MANHATTAN BANK


                         By:
                            ---------------------------------
                            Name:
                            Title:

                         CIBC INC.


                         By:/s/    Edward C. Neu
                            --------------------------------
                            Name:  Edward C. Neu
                            Title: Authorized Signatory


                         THE DAI-ICHI KANGYO BANK, LTD., NEW YORK BRANCH


                         By:/s/    Masaaki Ishikura
                            -------------------------------
                            Name:  Masaaki Ishikura
                            Title: Vice President


                         THE FIRST NATIONAL BANK OF CHICAGO


                         By:/s/    S. W. Bridges

                            ------------------------------------
                            Name:  S.W. Bridges
                            Title: First Vice President


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED, NEW YORK BRANCH


                         By:/s/    Masahiro Ito
                            -------------------------------------
                            Name:  Masahiro Ito
                            Title: Senior Vice President


                         THE SUMITOMO BANK, LIMITED, NEW YORK BRANCH


                         By:/s/    John C. Kissinger
                            -------------------------------------
                            Name:  John C. Kissinger
                            Title: Joint General Manager


                         CREDIT LYONNAIS  NEW YORK BRANCH


                         By:/s/    Sebastian Rocco
                            -----------------------------------
                            Name:  Sebastian Rocco
                            Title: First Vice President


                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                            as Agent


                         By:/s/    Ann E. Darby
                            ----------------------------------
                            Name:  Ann E. Darby
                            Title: Vice President

                         60 Wall Street
                         New York, New York 10260-0060
                         Attention:   Ann E. Darby
                         Telecopy number:   212-648-5249

                                                                  CONFORMED COPY

                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


     AMENDMENT dated as of June 17, 1999 to the Credit Agreement dated as of October 29, 1996 (as heretofore amended, the "Credit Agreement") among UNUM CORPORATION (the "Borrower"), the BANKS party thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

     WHEREAS, the Borrower proposes to merge (the "Merger") with and into Provident Companies, Inc., a Delaware corporation, which would substantially simultaneously therewith change its name to UNUMProvident Corporation;

     WHEREAS, the parties hereto desire to modify the Agreement to accommodate the Merger;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section 2.  Approval of Instrument of Assumption.   The Agent and the Banks
approve the form and substance of Exhibit A hereto for purposes of Section 5.05(c)(II)(i) of the Credit Agreement.

     Section 3. Amendment to Limitation on Liens. Section 5.06 of the Credit Agreement is amended by adding a new subsection (g) at the end thereof as follows:

     "(g) Liens on (i) marketable direct obligations issued or unconditionally guaranteed or insured by the United States of America or any agency or instrumentality thereof and backed by the full faith and credit of the United States of America sold by the Borrower or any of its Subsidiaries under a repurchase agreement with a bank or a primary dealer of United States government securities (a "Repo Counterparty") maturing within 90 days from the date of sale, provided that the terms of such agreement comply with the guidelines set
      --------
forth in the Federal Financial Institutions Examination Council Supervisory Policy -- Repurchase Agreements of Depositary Institutions With Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985 (or any successor guidelines) and (ii) other marketable debt securities under a repurchase agreement and/or securities lending agreement with a bank or a primary dealer of such securities (the "Counterparty") maturing within 90 days from the date of sale if the terms of such agreement comply with such guidelines; provided that, in the case of any mortgage-backed security subject
            --------
to such an arrangement, the Counterparty thereof may, in lieu of returning such security, return another mortgaged-backed security of the same value, yield and rating, and otherwise having comparable economic terms; provided further that
                                                        --------
the Borrower and its Subsidiaries will continue their policies in effect on the date hereof requiring collateral from their Repo Counterparties and Counterparties."

     Section 4. Amendment to Events of Default. Section 6.01(k) of the Credit Agreement is amended by the addition of the phrase "commencing on or after the effective date of the merger between UNUM Corporation and Provident Companies, Inc." immediately following the phrase "during any period of twelve consecutive calendar months".

     Section 5. Updated Representations. (a) Each reference to "1995" in the definition of "Borrower's 1995 Form 10-K" and in Sections 4.04(a), 4.04(c) and 4.04(e) of the Credit Agreement is replaced with "1998".

     (b) Each reference to "June 30, 1996" in Sections 4.04(b), 4.04(d), 4.04(f) and 4.04(g) of the Credit Agreement is replaced with "March 31, 1999".

     (c) Each reference to "six" in Sections 4.04(b), 4.04(d) and 4.04(f) of the Credit Agreement is replaced with "three".

     Section 6. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default will have occurred and be continuing on such date.

     Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section 9. Effectiveness. This Amendment shall become effective as of the effective date of the Merger (the "Amendment Effective Date") subject to receipt by the Agent of (i) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); (ii) a duly executed Assumption Agreement substantially in the form of Exhibit A hereto; (iii) an opinion of counsel for the Borrower satisfactory to the Agent as to compliance with Section 5.05 of the Credit Agreement and as to such other matters relating to the transactions contemplated by this Amendment as the Agent may reasonably request, such opinion to be in form and substance satisfactory to the Agent; and (iv) all documents the Agent may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment and the Merger.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        UNUM CORPORATION


                                        By: /s/ Timothy W. Ludden
                                            --------------------------
                                        Title: Vice President and Treasurer

                                        REVOLVING COMMITMENT VEHICLE
                                        CORPORATION
                                        By:  Morgan Guaranty Trust Company of
                                             New York, as Attorney-in-fact for
                                             Revolving Commitment Vehicle
                                             Corporation


                                        By: /s/ David Weintrob
                                            --------------------------
                                        Title: Vice President

                                        ABN AMRO BANK N.V.,
                                        NEW YORK BRANCH


                                        By: /s/ Parker H. Douglas
                                            --------------------------
                                        Title: Group Vice President



                                        By: /s/ Robert L. Chevlin
                                            --------------------------
                                        Title: Vice President

                                        THE BANK OF NEW YORK


                                        By: /s/ Robert V. Masi
                                            --------------------------
                                        Title: Vice President

                                        BANK OF TOKYO-MITSUBISHI
                                        TRUST COMPANY


                                        By: /s/ John E. Beckwith
                                            --------------------------
                                        Title: Vice President and Manager

                                        FLEET BANK OF MAINE


                                        By: /s/ Tracy L. Hawkins
                                            --------------------------
                                        Title: Vice President

                                        MELLON BANK, N.A.


                                        By: /s/ Susan M. Whitewood
                                            --------------------------
                                        Title: Vice President

                                        WACHOVIA BANK OF GEORGIA, N.A.


                                        By: /s/ Kathleen H. Reedy
                                            --------------------------
                                        Title: Senior Vice President

                                        BANKBOSTON, N.A.


                                        By: /s/ Stewart P. Neff
                                            --------------------------
                                        Title: Managing Director

                                        THE CHASE MANHATTAN BANK


                                        By: /s/ Lawrence M. Karp
                                            --------------------------
                                        Title: Vice President

                                        CIBC INC.


                                        By:
                                            --------------------------
                                        Title:
                                               -----------------------

                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                        NEW YORK BRANCH


                                        By: /s/ Masaaki Ishikura
                                            --------------------------
                                        Title: Vice President

                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By: /s/ Samuel W. Bridges
                                            --------------------------
                                        Title: First Vice President

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH


                                        By: /s/ Takuya Honjo
                                            --------------------------
                                        Title: Senior Vice President

                                        THE SUMITOMO BANK, LIMITED, NEW
                                        YORK BRANCH


                                        By: /s/ C. Michael Garrido
                                            --------------------------
                                        Title: Senior Vice President

                                        BANK OF MONTREAL,
                                        CHICAGO BRANCH


                                        By: /s/ Brian L. Banke
                                            --------------------------
                                        Title: Director

                                        FIRST UNION NATIONAL BANK


                                        By: /s/ Thomas L. Stitchberry
                                            --------------------------
                                        Title: Senior Vice President

                                        MORGAN GUARANTY TRUST COMPANY OF
                                        NEW YORK, as Agent


                                        By: /s/ Maria H. Dell'Aquila
                                            --------------------------
                                        Title: Vice President

                                                                       EXHIBIT A



                              ASSUMPTION AGREEMENT

     UNUMProvident Corporation, a Delaware corporation ("UNUMProvident"), the surviving corporation of the merger on the date hereof of UNUM Corporation, a Delaware corporation ("UNUM"), with and into UNUMProvident, hereby expressly assumes, and agrees to perform and discharge, all of the terms, covenants and agreements of the Borrower under the Credit Agreement (as amended, the "Credit Agreement") dated as of October 29, 1996 among UNUM, the Banks party thereto and Morgan Guaranty Trust Company of New York, as Agent (as such Credit Agreement may from time to time be in effect) and the Notes, including, without limitation, the due and punctual payment of the principal of and interest on the Loans and of all other amounts payable by the Borrower under the Credit Agreement. All references in the Credit Agreement to the "Borrower" shall hereafter refer to UNUMProvident and its successors. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

     IN WITNESS WHEREOF, UNUMProvident has caused its duly authorized officer to execute and deliver this Assumption Agreement as of ______________, 1999, simultaneously with the effectiveness of the merger referred to above.

                                        UNUMProvident Corporation,
                                        formerly Provident Companies,
                                        Inc.

                                        By
                                            --------------------------
                                        Title:
                                               -----------------------

                                                                [CONFORMED COPY]


                      AMENDMENT NO. 3 TO CREDIT AGREEMENT


     AMENDMENT dated as of March 1, 2000 to the Credit Agreement dated as of October 29, 1996 (as heretofore amended, the "Credit Agreement") among UNUMPROVIDENT CORPORATION (successor to UNUM Corporation) (the "Borrower"), the BANKS party thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

     The parties hereto agree as follows:

     Section a. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     Section b. Amendment. The phrase "within 100 days" in Section 5.01(b) of the Credit Agreement is amended to read "within (x) 130 days, in the case of the fiscal year ended December 31, 1999, and (y) 100 days, in the case of any subsequent fiscal year,".

     Section c. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     Section d. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     Section e. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Agent of duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        UNUMPROVIDENT CORPORATION


                                        By: /s/ John M. Lang Sr.
                                           ---------------------------
                                        Title: Senior Vice President &
                                               Treasurer


                                        REVOLVING COMMITMENT VEHICLE
                                        CORPORATION
                                        By:  Morgan Guaranty Trust Company of
                                             New York, as Attorney-in-fact for
                                             Revolving Commitment Vehicle
                                             Corporation


                                        By: /s/ David P. Weintrob
                                            --------------------------
                                        Title: Vice President


                                        MORGAN GUARANTY TRUST
                                        COMPANY OF NEW YORK, as Agent


                                        By: /s/ Maria H. Dell'Aquila
                                            --------------------------
                                        Title: Vice President

                                        ABN AMRO BANK N.V., NEW YORK
                                        BRANCH


                                        By:
                                            --------------------------
                                        Title:
                                               -----------------------


                                        By:
                                            --------------------------
                                        Title:
                                               -----------------------
                                        THE BANK OF NEW YORK


                                        By: /s/ Robert V. Masi
                                            --------------------------
                                        Title: Vice President


                                        BANK OF TOKYO-MITSUBISHI TRUST
                                        COMPANY


                                        By: /s/ Sally Morse
                                            --------------------------
                                        Title: Vice President


                                        FLEET BANK OF MAINE

                                        By: /s/ Tracy L. Hawkins
                                            --------------------------
                                        Title: Vice President


                                        MELLON BANK, N.A.


                                        By: /s/ Karla K. Maloof
                                            --------------------------
                                        Title: Vice President


                                        WACHOVIA BANK OF GEORGIA, N.A.


                                        By: /s/ Jeffrey A. Simpson
                                            --------------------------
                                        Title: Senior Vice President


                                        FLEET NATIONAL BANK
                                        (f/k/a BANKBOSTON, N.A.)


                                        By: /s/ Tracy L. Hawkins
                                            --------------------------
                                        Title: Loan Officer


                                        THE CHASE MANHATTAN BANK


                                        By: /s/ Heather A. Lindstrom
                                            --------------------------
                                        Title: Vice President

                                        CIBC INC.


                                        By: /s/ Robert Mendeles
                                            --------------------------
                                        Title: Executive Director


                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                        NEW YORK BRANCH


                                        By: /s/ Anne Marie Heverin
                                            --------------------------
                                        Title: Credit Officer


                                        BANK ONE, NA


                                        By: /s/ Samuel W. Bridges
                                            --------------------------
                                        Title: First Vice President

                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED, NEW YORK BRANCH


                                        By: /s/ Takuya Honjo
                                            --------------------------
                                        Title: Deputy General Manager


                                        THE SUMITOMO BANK, LIMITED, NEW
                                        YORK BRANCH


                                        By:
                                            --------------------------
                                        Title:
                                               -----------------------

                                        BANK OF MONTREAL


                                        By: /s/ Kanu Modi
                                            --------------------------
                                        Title: Director


                                        FIRST UNION NATIONAL BANK


                                        By: /s/ Thomas L. Stitchberry
                                            --------------------------
                                        Title: Senior Vice President